Regency Centers


                                        December 31, 2003
                                        Supplemental Information


                                        Investor Relations
                                        Diane Ortolano
                                        121 W. Forsyth St., Suite 200
                                        Jacksonville, FL 32202
                                        904.598.7727

ABOUT REGENCY
--------------------------------------------------------------------------------

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency's total assets before depreciation are $3.4 billion.

As of December 31, 2003, the Company owns 265 retail properties, including those held in joint venture partnerships, totaling 30.3 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency's portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson's, draws nearly 15,000 shopper visits per week. In addition, 77% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are a fundamentally differentiating factor for Regency. PCI is Regency's relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency's operating and development expertise continues to create value from the operating portfolio and from new development opportunities. At the end of the fourth quarter of 2003, Regency had 38 properties under development for an estimated total investment at completion of $694 million. These in-process developments are 61% funded and 76% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company's investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There is also a preferred class of shares that trade under REG PrC.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION   TABLE OF CONTENTS
December 31, 2003
--------------------------------------------------------------------------------


QUARTER HIGHLIGHTS............................................................1
------------------

FINANCIAL INFORMATION:
---------------------

Summary Financial Information.................................................2

Consolidated Balance Sheet....................................................3

Consolidated Statement of Operations (FFO format).............................4

Reconciliation of FFO to Net Income...........................................5

Consolidated Statement of Operations (GAAP basis).............................6

Basic and Diluted Per Share Calculation (EPS and FFO).........................7

Summary of Outstanding Debt.................................................8-9

Acquisitions, Dispositions and Sales .....................................10-13

Development Summary.......................................................14-15

Investments in Real Estate Partnerships......................................16

Unconsolidated Real Estate Partnerships Balance Sheet........................17

Unconsolidated Real Estate Partnerships Statements of Operations.............18

Securities Issued Other than Common Stock....................................19


REAL ESTATE INFORMATION:
-----------------------

Summary Real Estate Information..............................................20

Portfolio Summary Report by Region........................................21-28

Significant Tenant Rents.....................................................29

10 Year Lease Expiration Table...............................................30


FORWARD-LOOKING INFORMATION:
---------------------------

Earnings and Valuation Guidance..............................................31

FFO per Share Guidance Reconciliation........................................32

QUARTER HIGHLIGHTS
--------------------------------------------------------------------------------


                                Operating Results
For the fourth quarter of 2003, same property NOI growth was 3.1%. Operating properties were 95.4% leased, with a renewal percentage of 75%. During the quarter 1.2 million square feet of GLA was renewed or newly leased through 365 leasing transactions. Rent growth remained strong at 9.5% for the quarter.

                                Financial Results
Net income for the quarter was $53.3 million, or $0.89 per diluted share. Funds From Operations were $55.9 million, or $0.91 per diluted share.

                              Development Activity
Regency began development of ten new centers in the fourth quarter:
     o Alameda Bridgeside in Alameda, California
     o Clayton Valley in Concord, California
     o Falcon Ridge in Fontana, California
     o Hasley Canyon Village in Valencia, California
     o Victoria Gateway Center in Rancho Cucamonga, California
     o Phase II of Main Street Center in Frisco, Texas
     o Signature Plaza in Plano, Texas
     o Spring West in Spring, Texas
     o Hollymead in Charlottesville, Virginia
     o Signal Hill in Manassas, Virginia
For more information, please see page 14.

                              Disposition Activity
Regency sold eleven operating properties in the fourth quarter: Four of these were sold into the Macquarie joint venture. Two of the eleven were joint venture properties sold to third parties. Five non-strategic developments were also sold during the quarter. For more information on the dispositions, please see page 12.

SUMMARY FINANCIAL INFORMATION
December 31, 2003
--------------------------------------------------------------------------------

                                                                 Financial Results

                                                             Three Months Ended                       Year to Date
                                                             ------------------                       ------------
                                                             2003             2002                 2003             2002
                                                            Actual           Actual               Actual           Actual
                                                            ------           ------               ------           ------

Net Income for common stockholders                        $53,289,159       $34,226,399        $126,614,365      $107,666,464
        Basic EPS                                               $0.89             $0.58               $2.13             $1.85
        Diluted EPS                                             $0.89             $0.58               $2.12             $1.84
        Diluted EPS per share growth rate                       53.4%                                 15.2%

Funds from Operations for common stockholders             $55,890,749       $51,695,005        $181,826,447      $176,429,856
        FFO per share - Basic                                   $0.92             $0.86               $3.01             $2.93
        FFO per share - Diluted                                 $0.91             $0.84               $2.97             $2.87
        Diluted FFO per share growth rate                        8.3%                                  3.5%

Dividends paid per share and unit                              $0.520            $0.510              $2.080            $2.040
        Payout ratio of Diluted FFO per share                   57.1%             60.7%               70.0%             71.1%

Interest Coverage Ratios
        Interest only                                             3.4               3.3                 3.1               3.1
        Capitalized  interest                              $3,327,768        $2,732,805         $13,105,955       $13,752,848
        Fixed Charge (debt svc + preferred dividends)             2.6               2.4                 2.2               2.1





                                                                     Capital Information

                                                     -----------------------------------   -----------------------------------
                                                         Current         YTD Change            12/31/02         12/31/01
                                                     ===================================   ===================================

Closing common stock price per share                           $39.85             $7.45              $32.40            $27.75
High                                                           $40.43                                $32.40            $27.75
Low                                                            $34.09                                $25.22            $20.75
                                                     =================                     ===================================
hareholder Return (assumes no reinvestment
   of dividends)                                                29.4%

Common shares and Equivalents Outstanding                  61,226,582          (285,312)         61,511,894        60,644,594

Market equity value of Common and Convertible shares       $2,439,879          $446,894          $1,992,985        $1,682,887
Non-Convertible Preferred Units and shares                   $304,000          ($80,000)           $384,000          $384,000
Outstanding debt (000's)                                   $1,452,777          $119,253          $1,333,524        $1,396,721
                                                     -----------------------------------   -----------------------------------
Total market capitalization (000's)                        $4,196,656          $486,147          $3,710,509        $3,463,608
Debt to Total Market Capitalization                             34.6%                                 35.9%             40.3%
                                                     =================                     ===================================

Total real estate investments at cost (000's)              $3,167,756           $71,773          $3,095,983        $3,156,831
Debt to Total Assets, at Cost before Depreciation               42.9%                                 40.2%             42.2%
                                                     =================                     ===================================

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding                                  59,907,957              -             59,557,036        57,601,451
Exchangeable O.P Units held by minority interests           1,318,625              -              1,504,458         1,555,636
Series 2 Cumulative Convertible Preferred Stock                     0                               450,400         1,487,507
                                                     -----------------                     -----------------------------------
Total Common Shares & Equivalents                          61,226,582              -             61,511,894        60,644,594
                                                     =================                     ===================================

CONSOLIDATED BALANCE SHEET
For the Periods Ended December 31, 2003, 2002 and 2001
--------------------------------------------------------------------------------

Assets                                                                      2003                 2002             2001
------                                                                      ----                 ----             ----

Real Estate Investments at cost:
  Operating properties                                              $     2,653,585,255       2,688,756,594     2,515,042,827
  Properties in development                                                 369,474,460         276,085,435       408,437,476
                                                                      ------------------   -----------------------------------
                                                                          3,023,059,715       2,964,842,029     2,923,480,303
  Operating properties held for sale                                          4,200,008           5,658,905       158,121,462
  Less:  accumulated depreciation                                           285,664,875         244,595,928       202,325,324
                                                                      ------------------   -----------------------------------
                                                                          2,741,594,848       2,725,905,006     2,879,276,441
  Investments in real estate partnerships                                   140,496,074         125,482,151        75,229,636
                                                                      ------------------   -----------------------------------
      Net real estate investments                                         2,882,090,922       2,851,387,157     2,954,506,077

Cash and cash equivalents                                                    29,868,622          56,447,329        27,853,264
Notes receivable                                                             70,781,914          56,630,876        32,504,941
Tenant receivables, net of allowances for uncollectible accounts             54,573,165          47,983,160        47,723,145
Deferred costs, less accumulated amortization                                36,416,050          37,367,196        34,399,242
Intangible and other assets                                                  24,498,040          19,112,148        12,327,567
                                                                      ------------------   -----------------------------------

                                                                    $     3,098,228,713       3,068,927,866     3,109,314,236
                                                                      ==================   ===================================


Liabilities and Stockholders' Equity
------------------------------------
Notes payable                                                       $     1,257,776,805       1,253,524,045     1,022,720,748
Unsecured line of credit                                                    195,000,000          80,000,000       374,000,000
                                                                      ------------------   -----------------------------------
              Total Notes Payable                                         1,452,776,805       1,333,524,045     1,396,720,748
                                                                      ------------------   -----------------------------------

Tenant security and escrow deposits                                           9,358,023           8,847,603         8,656,456
Accounts payable and other liabilities                                      100,395,027          83,977,263        73,434,322
                                                                      ------------------   -----------------------------------
              Total liabilities                                           1,562,529,855       1,426,348,911     1,478,811,526
                                                                      ------------------   -----------------------------------

Preferred units                                                             223,525,891         375,403,652       375,403,652
Exchangeable operating partnership units                                     26,544,594          30,629,974        32,108,191
Limited partners' interest in consolidated partnerships                       4,650,626          14,825,256         3,940,011
                                                                      ------------------   -----------------------------------
              Total minority interests                                      254,721,111         420,858,882       411,451,854
                                                                      ------------------   -----------------------------------

Stockholders' Equity
--------------------
Cumulative redeemable preferred stock                                        75,000,000          10,505,591        34,696,112
Common stock, $.01 par                                                          649,561             634,804           609,955
Additional paid in capital, net of Treasury stock                         1,282,947,196       1,290,109,653     1,260,233,020
Accumulated other comprehensive income                                          174,747                   0                 0
Distributions in excess of net income                                       (77,793,757)        (79,529,975)      (68,226,276)
Stock loans                                                                           0                   0        (8,261,955)
                                                                      ------------------   -----------------------------------
     Total Stockholders' Equity                                           1,280,977,747       1,221,720,073     1,219,050,856
                                                                      ------------------   -----------------------------------
                                                                    $     3,098,228,713       3,068,927,866     3,109,314,236
                                                                      ==================   ===================================

Other Summary Information
-------------------------
                                                                            2003                 2002
                                                                            ----                 ----

Debt to Real Estate Assets, at cost before depreciation                     45.9%               43.1%

Unsecured Assets to Total Real Estate Assets (REG 100% owned only)          80.8%               81.9%
Unsecured NOI to Total NOI (REG 100% owned only)                            82.0%               85.0%

CONSOLIDATED STATEMENTS OF OPERATIONS
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
For the Periods Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                              Three Months Ended                       Year to Date
                                                              ------------------                       ------------
                                                            2003             2002                 2003             2002
                                                           Actual           Actual               Actual           Actual
                                                           ------           ------               ------           ------

Real Estate Revenues:
  Minimum rent                                            $71,024,772       $72,825,863        $282,446,570      $290,364,665
  Percentage rent                                           3,096,934         3,916,262           4,597,079         5,443,402
  Recoveries from tenants                                  18,555,128        18,036,042          76,084,334        75,800,250
  Other tenant income                                       1,299,112         1,495,681           5,462,513         6,466,319
                                                     -----------------------------------   -----------------------------------
                                                           93,975,946        96,273,848         368,590,496       378,074,636
                                                     -----------------------------------   -----------------------------------
Real Estate Operating Expenses:
  Operating and maintenance                                14,305,013        15,099,973          54,717,660        54,793,489
  Real estate taxes                                        10,013,352         9,484,271          40,433,456        41,144,760
                                                     -----------------------------------   -----------------------------------
                                                           24,318,365        24,584,244          95,151,116        95,938,249
                                                     -----------------------------------   -----------------------------------

              Net Operating Income                         69,657,581        71,689,604         273,439,380       282,136,387
                                                     -----------------------------------   -----------------------------------

Development Gains and Mgmt Fees:
  Development gains                                        11,434,547        11,714,529          26,110,830        19,252,434
  Fees and commissions                                      1,412,552         1,443,794           6,418,937         4,616,916
  Gains on sales of outparcels                              7,355,870         3,143,020          11,771,094         6,201,173
  Provision for income tax (expense)                       (2,181,204)          391,400          (2,181,204)          391,400
                                                     -----------------------------------   -----------------------------------
                                                           18,021,765        16,692,743          42,119,657        30,461,923
                                                     -----------------------------------   -----------------------------------

Other Operating Expense (Income):
  General and administrative excluding
     franchise taxes                                        7,790,753         7,200,130          24,229,199        22,784,935
  Franchise taxes                                             (43,684)           58,543             121,677          (217,521)
  Depreciation and amortization                            19,683,942        20,221,250          76,571,435        74,379,662
  Net interest expense                                     21,126,642        22,553,818          84,227,761        82,429,884
  Gain on sale of operating properties                    (19,243,813)       (4,257,436)        (27,001,037)      (10,826,677)
  Provision for loss on operating properties                        0                 0           1,968,520         2,524,480
                                                     -----------------------------------   -----------------------------------
                                                           29,313,840        45,776,305         160,117,555       171,074,763
                                                     -----------------------------------   -----------------------------------

Minority interests (income)
  Equity in income of unconsolidated partnerships          (2,809,459)       (1,577,641)         (8,719,418)       (5,764,911)
  Preferred unit distributions                              5,081,250         8,368,752          29,826,131        33,475,008
  Exchangeable operating partnership units                  1,202,056           874,232           3,044,013         2,796,643
  Limited partners' interest in consolidated
    partnerships                                              184,125           131,980             501,261           492,139
                                                     -----------------------------------   -----------------------------------
              Net income                                   54,707,534        34,808,719         130,789,495       110,524,668

Preferred stock dividends                                   1,418,375           582,320           4,175,130         2,858,204
                                                     -----------------------------------   -----------------------------------
              Net income for common stockholders          $53,289,159       $34,226,399        $126,614,365      $107,666,464
                                                     ===================================   ===================================

RECONCILIATION OF FFO TO NET INCOME
For the Periods Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                               Three Months Ended                       Year to Date
                                                               ------------------                       ------------
                                                             2003             2002                 2003             2002
                                                            Actual           Actual               Actual           Actual
                                                            ------           ------               ------           ------

Funds From Operations:
---------------------

  Net income for common stockholders                      $53,289,159       $34,226,399        $126,614,365      $107,666,464
   Add (Less):
    Depreciation expense - real property                  $18,623,923       $18,199,019          72,117,235        67,905,998
    Amortization of leasing commissions                    $2,019,424        $2,070,471           7,051,871         6,029,223
    Gain on sale of operating properties                 ($19,243,813)      ($4,257,436)        (27,001,037)      (10,826,676)
    Convertible preferred stock dividends                          $0          $582,320                   0         2,858,204
    Minority interest of exchangeable
      partnership units                                    $1,202,056          $874,232           3,044,013         2,796,643
                                                     -----------------------------------   -----------------------------------

              Funds from Operations (a)                   $55,890,749       $51,695,005        $181,826,447      $176,429,856
                                                     ===================================   ===================================


Additional Disclosure:
---------------------

Straight-line rental income                                  $321,724        $1,512,494          $3,189,029        $5,152,766
Provision for loss on sale of operating properties                 $0                $0          $1,968,520        $2,524,480
Preferred stock and unit issuance costs                            $0                $0          $3,122,239                $0
Debt premium amortization income                             $456,201          $380,618          $1,587,205        $1,933,805
Stock based compensation expense                           $1,450,413        $1,465,813          $5,785,845        $4,560,039


Capital Expenditures (non-revenue enhancing only)
------------------------------------------------

Leasing commissions - Non-revenue enhancing                $1,965,464        $1,585,489          $7,327,796        $6,360,571
Tenant improvements - Non-revenue enhancing                  $539,731        $1,302,455          $5,910,192        $6,700,630
Building improvements - Non-revenue enhancing              $2,455,283        $4,680,012          $7,610,006        $8,316,247

Capital Expenditures (including revenue-enhancing)
-----------------------------------------------------

Leasing commissions                                        $3,712,351        $3,958,612         $11,021,273       $12,183,537
Tenant improvements                                        $1,953,205        $1,777,624          $7,930,076        $9,767,020
Building improvements                                      $2,731,442        $4,741,771          $8,128,733        $8,766,583


(a) Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency's taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
For the Periods Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                               Three Months Ended                       Year to Date
                                                              2003             2002                 2003             2002
                                                             Actual           Actual               Actual           Actual
Revenues:
  Minimum rent                                            $66,111,417       $67,516,490        $275,449,673      $262,720,557
  Percentage rent                                           3,031,577         3,709,915           4,536,446         5,173,575
  Recoveries from tenants                                  18,711,285        18,538,020          79,939,958        75,385,175
  Management fees and commissions                           1,412,552         1,443,794           6,418,937         4,616,916
  Equity in income of investments in
     real estate partnerships                               5,366,450         1,577,641          11,276,409         5,764,909
                                                     -----------------------------------   -----------------------------------
        Total revenues                                     94,633,281        92,785,860         377,621,423       353,661,132
                                                     -----------------------------------   -----------------------------------

Operating Expenses:
  Depreciation and amortization                            18,540,508        18,469,046          74,741,180        67,845,443
  Operating and maintenance                                13,377,585        14,102,329          53,207,353        49,554,740
  General and administrative                                7,790,753         7,171,785          24,229,199        22,756,590
  Real estate taxes                                         9,564,680         9,270,628          39,754,998        37,705,837
  Other operating expense                                   3,981,282           698,093           5,553,453         1,376,647
                                                     -----------------------------------   -----------------------------------
        Total operating expenses                           53,254,808        49,711,881         197,486,183       179,239,257
                                                     -----------------------------------   -----------------------------------

Other Expense (Income):
  Interest expense, net of interest income                 21,126,642        22,453,117          84,017,406        84,222,269
  Gain from sale of operating or development properties   (27,117,331)      (10,204,234)        (48,717,043)      (20,904,828)
  Provision for loss on operating properties                        0         1,070,000           1,249,175         1,070,000
  Other expense (income)                                            0                 0                   0        (2,383,524)
                                                     -----------------------------------   -----------------------------------
      Total other expense                                  (5,990,689)       13,318,883          36,549,538        62,003,917
                                                     -----------------------------------   -----------------------------------

        Income before minority interests                   47,369,162        29,755,096         143,585,702       112,417,958

Minority interest preferred unit distributions             (5,081,250)       (8,368,752)        (29,826,131)      (33,475,008)
Minority interest of exchangeable partnership units          (907,420)         (520,732)         (2,570,395)       (1,935,342)
Minority interest of limited partners                        (184,124)         (131,979)           (501,260)         (492,137)
                                                     -----------------------------------   -----------------------------------
        Income from continuing operations                  41,196,368        20,733,633         110,687,916        76,515,471
                                                     -----------------------------------   -----------------------------------

Discontinued Operations:
  Operating Income from discontinued operations             3,524,718         2,604,810           3,618,376        15,305,207
  Gain from sale of operating or development properties     9,986,448        11,470,276          16,483,203        18,703,990
                                                     -----------------------------------   -----------------------------------
        Income from discontinued operations                13,511,166        14,075,086          20,101,579        34,009,197
                                                     -----------------------------------   -----------------------------------

        Net Income                                         54,707,534        34,808,719         130,789,495       110,524,668
                                                     -----------------------------------   -----------------------------------

Preferred stock dividends                                  (1,418,375)         (582,320)         (4,175,130)       (2,858,204)
                                                     -----------------------------------   -----------------------------------
           Net income for common stockholders             $53,289,159       $34,226,399        $126,614,365      $107,666,464
                                                     ===================================   ===================================

CALCULATION OF EARNINGS AND FFO PER SHARE
For the Periods Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                                  Three Months Ended                       Year to Date
                                                                2003              2002                2003              2002
                                                               Actual            Actual              Actual            Actual

                                                         Earnings Per Share
                                                         ------------------
Net Income for Basic EPS                                     $53,289,159       $34,226,399        $126,614,365      $107,666,464
Increases to Diluted EPS as a result of Dilutive CSE's
  Convertible Preferred stock dividends                                0           582,320                   0           582,320
  Minority interests of exchangeable partnership units         1,202,056           874,232           3,044,013         2,796,643
                                                        -----------------------------------   -----------------------------------
Net Income for Diluted EPS                                   $54,491,215       $35,682,951        $129,658,378      $111,045,427
                                                        ===================================   ===================================

Net Income from discontinued operations for Basic EPS         13,511,166        14,075,086          20,101,579        34,009,197
  Minority Interests of exchangeable O.P. units                  294,636           353,500             473,618           861,301
                                                        -----------------------------------   -----------------------------------
Net Income from discontinued operations for Diluted EPS      $13,805,802       $14,428,586         $20,575,197       $34,870,498
                                                        ===================================   ===================================

Earnings Per Share:
------------------
              Basic       NI for CS before Disc. Ops.              $0.67             $0.34               $1.79             $1.27
              Diluted     NI for CS before Disc. Ops.              $0.67             $0.34               $1.78             $1.26

              Basic       Discontinued Operations                  $0.22             $0.24               $0.34             $0.58
              Diluted     Discontinued Operations                  $0.22             $0.24               $0.34             $0.58

              Basic       NI for common stockholders               $0.89             $0.58               $2.13             $1.85
              Diluted     NI for common stockholders               $0.89             $0.58               $2.12             $1.84

                                               Funds From Operations Per Share
                                               -------------------------------
Funds from Operations for Basic FFO per share                $54,688,693       $50,238,453        $178,782,434      $170,775,009
                                                        ===================================   ===================================
Increases to Diluted FFO as a result of Dilutive CSE's
  Convertible Preferred stock dividends                                0           582,320                   0         2,858,204
  Minority interests of exchangeable partnership units         1,202,056           874,232           3,044,013         2,796,643
                                                        -----------------------------------   -----------------------------------
Funds from Operations for Diluted FFO per share              $55,890,749       $51,695,005        $181,826,447      $176,429,856
                                                        ===================================   ===================================

FFO Per Share:
-------------
              Basic                                                $0.92             $0.86               $3.01             $2.93
              Diluted                                              $0.91             $0.84               $2.97             $2.87

                                             Weighted Average Shares Outstanding
                                             -----------------------------------
Weighted Average Shares for Basic
  Net Income and FFO Per Share                                59,733,074        58,514,253          59,410,511        58,192,961
                                                        ===================================   ===================================

Dilutive Common Stock Equivalents for EPS:
  O.P. Unit equivalents after conversion to common             1,351,616         1,504,902           1,435,862         1,523,000
  Series 2 Cumulative Convertible Preferred Stock                      0         1,374,530                   0           343,633
  Compensation based stock options (Treasury Method)             395,936           350,141             395,485           378,545
                                                        -----------------------------------   -----------------------------------

Weighted Average Shares for Diluted EPS                       61,480,626        61,743,826          61,241,858        60,438,139
                                                        ===================================   ===================================

Dilutive Common Stock Equivalents for FFO:
  Series 2 Cumulative Convertible Preferred Stock                      0                 0                   0         1,115,630
                                                        -----------------------------------   -----------------------------------

Weighted Average Shares for Diluted
  Funds from Operations  Per Share                            61,480,626        61,743,826          61,241,858        61,553,769
                                                        ===================================   ===================================

SUMMARY OF OUTSTANDING DEBT
--------------------------------------------------------------------------------

 Total Debt Outstanding                                                         12/31/03           12/31/02
 ----------------------                                                         --------           --------
 Mortgage Loans Payable:
   Fixed rate secured loans                                                 $    217,001,451        229,551,448
   Variable rate secured loans                                                    41,628,717         24,998,148
 Unsecured debt offering fixed rate                                              999,146,637        998,974,449
 Unsecured line of credit variable rate                                          195,000,000         80,000,000
                                                                             ----------------   ----------------
      Total                                                                 $  1,452,776,805      1,333,524,045
                                                                             ================   ================

                                            Scheduled         Unsecured            Term
 Schedule of Maturities by Year:           Amortization     Line of Credit      Maturities           Total
 -------------------------------           ------------     --------------   -- -----------     --   -----

      2004                              $      5,344,129      195,000,000        224,340,056        424,684,185
      2005                                     3,954,358                -        172,914,785        176,869,143
      2006                                     3,476,268                -         20,783,032         24,259,300
      2007                                     2,890,827                -         25,690,363         28,581,190
      2008                                     2,696,989                -         19,617,590         22,314,579
      2009                                     2,656,795                -         53,088,657         55,745,452
      2010                                     2,451,847                -        177,126,142        179,577,989
      2011                                     2,406,531                -        250,998,037        253,404,568
      2012                                     2,475,399                -        255,410,940        257,886,339
      2013                                     2,656,836                -                  -          2,656,836
    >10 years                                  8,470,828                -         12,937,480         21,408,308
 Net unamortized debt premiums                         -                -          5,388,916          5,388,916
                                          ---------------   --------------   ----------------   ----------------
                                        $     39,480,807      195,000,000      1,218,295,998      1,452,776,805
                                          ===============   ==============   ================   ================


 Percentage of Total Debt:                                                      12/31/03           12/31/02
 -------------------------                                                      --------           --------
   Fixed                                                                         83.71%             92.13%
   Variable                                                                      16.29%              7.87%

 Current Average Interest Rate:
   Fixed                                                                          7.54%              7.51%
   Variable                                                                       2.01%              2.60%
   Effective Interest Rate *                                                      6.64%              6.93%

 * rate as of period end and excluding the impact of amortization of deferred loan costs and debt premiums

                                                        SUMMARY OF OUTSTANDING DEBT
                                                     Consolidated debt by maturity date
------------------------------------------------------------------------------------------------------------------------------------

Lender                                   Secured Property           Rate        Maturity         12/31/03           12/31/02

Fixed Rate Loans:
Nationwide Life Insurance Company        Glenwood Village           8.625%      06/01/03    $               -         1,803,015
G.E. Capital                             Pike Creek                 9.040%      11/21/03                    -        11,497,054
Debt Offering                            Unsecured                  7.400%      04/01/04          199,990,900       199,959,700
Community Dev. Comm. City of Vista       Vista Village              7.100%      07/01/04            2,000,000                 -
Principal Mutual Life Insurance Co.      Cochran's Crossing         8.410%      12/01/04            5,720,439         5,816,004
Ellen Kelly Woolaver                     Hillsboro Pike             7.100%      01/15/05              403,200           604,800
Nationwide Life Insurance Co.            Friar's Mission            9.500%      06/10/05           15,143,849        15,510,135
IDS Certificate Co.                      St. Ann Square             9.500%      07/01/05            4,339,211         4,488,979
Debt Offering                            Unsecured                  7.125%      07/15/05           99,948,145        99,913,573
Teachers Ins & Annuity of America        Westchester Plaza          8.010%      09/05/05            5,205,745         5,348,002
Teachers Ins & Annuity of America        East Pointe Crossing       8.010%      09/05/05            4,446,115         4,566,501
Allstate Insurance Company of America    Memorial Bend              7.920%      10/01/05            6,883,068         7,221,233
DLJ Commercial Mortgage                  Northlake Village          8.780%      11/01/05            6,519,127         6,648,152
Woodmen of the World Life Ins. Society   Market at Round Rock       8.625%      09/01/05            6,693,790         6,865,056
Allstate Life Insurance Company          Highlands Square           8.450%      02/01/06                    -         3,455,408
Principal Mutual Life Insurance Co.      Briarcliff Village         7.040%      02/01/06           12,307,949        12,531,048
Teachers Ins & Annuity of America        Statler Square             8.110%      05/01/06            5,001,575         5,111,624
Teachers Ins & Annuity of America        Northgate Plaza/Maxtown    7.050%      08/01/06            4,855,598         4,989,474
Teachers Ins & Annuity of America        Kernersville Plaza         8.730%      04/01/07            4,788,416         4,890,002
Teachers Ins & Annuity of America        Maynard Crossing           8.735%      04/01/07           10,746,828        10,974,680
Principal Mutual Life Ins.               Lakeshore                  7.240%      12/10/07            3,373,320         3,455,153
Principal Mutual Life Ins.               Shoppes at Mason           7.240%      12/10/07            3,550,863         3,637,003
Principal Mutual Life Ins.               Lake Pine Plaza            7.240%      12/10/07            5,415,066         5,546,430
Northwestern Mutual Life Insurance Co.   Sterling Ridge             6.640%      07/01/08           10,708,498        10,839,265
Allstate Insurance Company of America    Alden Bridge               6.750%      08/01/08           10,272,838        10,429,774
Laureate Capital LLC                     Southgate Village          6.820%      10/01/08                    -         5,309,307
Nationwide Life Insurance Co.            West Hills Plaza           7.990%      12/10/08                    -         5,031,871
Debt Offering                            Unsecured                  7.750%      04/01/09           50,000,000        50,000,000
Allstate Insurance Company of America    Ashford Place              8.950%      08/01/09            4,041,679         4,186,394
Northwestern Mutual Life Insurance Co.   Panther Creek              7.830%      04/01/10           10,411,756        10,489,641
Debt Offering                            Unsecured                  8.450%      08/29/10          149,819,020       149,791,864
Principal Mutual Life Insurance Co.      Cumming 400                7.970%      12/15/10            6,004,419         6,101,134
Debt Offering                            Unsecured                  8.000%      12/15/10           10,000,000        10,000,000
Principal Mutual Life Insurance Co.      Powers Ferry Village       7.970%      12/15/10            2,729,281         2,773,243
Debt Offering                            Unsecured                  7.950%      01/22/11          219,788,564       219,759,308
Wachovia Bank                            Market at Opitz Crossing   7.300%      03/01/11           12,482,633                 -
Debt Offering                            Unsecured                  7.250%      12/12/11           19,900,008        19,887,504
Debt Offering                            Unsecured                  6.750%      01/15/12          249,700,000       249,662,500
Prudential Mortgage Capital Co.          Tall Oaks Village Center   7.600%      05/01/12            6,316,571         6,373,672
Allstate Life Insurance Company          North Hills Town Center    7.370%      01/01/14            7,375,101         7,740,499
United of Omaha Life Insurance Co.       Fleming Island             7.400%      03/05/15            2,837,744         2,995,516
Municipal Tax Bonds Payable              Friar's Mission            7.600%      09/02/15            1,146,306         1,202,154
Aid Association of Lutherans             Woodman Van-Nuys           8.800%      09/15/15            5,063,698         5,299,635
Jefferson Pilot                          Peartree Village           8.400%      06/01/17           11,797,330        12,027,522
Aid Association of Lutherans             Murrayhill Marketplace     8.050%      05/01/19            7,380,510         7,613,250
JP Morgan Chase Bank                     Cherry Street              5.650%      09/01/23            5,650,012                 -
Net unamortized premiums on assumed debt of acquired properties                                     5,388,916         6,178,818
                                                                                             -----------------------------------
          Total Fixed Rate Debt                                                                 1,216,148,088     1,228,525,897
                                                                                             -----------------------------------

Variable Rate Loans:
First Star Bank                          Hampstead Village       LIBOR + 1.35%  10/31/04            8,190,517         9,088,701
Suntrust                                 Delk Sprectrum          LIBOR + 1.30%  12/01/03                    -         9,563,345
AmSouth                                  Trace Crossing          LIBOR + 1.50%  11/05/04            8,438,200         6,346,102
Wells Fargo Bank                         Various properties      LIBOR + 1.25%  07/17/05           25,000,000                 -
Wells Fargo Bank                         $600 Million Line
                                            of Credit            LIBOR + 0.85%  04/30/04          195,000,000        80,000,000
                                                                                             -----------------------------------
          Total  Variable Rate Debt                                                               236,628,717       104,998,148
                                                                                             -----------------------------------

               Total                                                                        $   1,452,776,805     1,333,524,045
                                                                                             ===================================

2003 SHOPPING CENTER ACQUISITIONS
Regency's 100% Owned Only
--------------------------------------------------------------------------------


                                                                                     Regency
 Date             Property                    City/State                GLA            Cost          Yield       Anchor Tenant
 ----             --------                    ----------                ---            ----          -----       -------------


Feb-03      Frankfort Crossing                Frankfort, IL            107,734      $15,827,037      8.93%       Jewel Osco

Jun-03      Market at Opitz Crossing          Woodbridge, VA           158,254      $19,700,000      8.93%       Safeway

Oct-03      Anthem Marketplace                Phoenix, AZ              113,292      $28,900,000      7.96%       Safeway

Dec-03      The Shops of Santa Barbara        Santa Barbara, CA         35,135      $11,000,000      7.38%       Circuit City


                                                                               ------------------------------
            Total Acquisitions                                                      $75,427,037      8.33%
                                                                               ==============================

JOINT VENTURE 2003 SHOPPING CENTER ACQUISITIONS
--------------------------------------------------------------------------------


    Date          Property Name             Acquired from   City/State             GLA           Cost          Yield   Anchor Tenant
    ----          -------------             -------------   ----------             ---           ----          -----   -------------
Columbia Regency Acquisitions
-----------------------------
   May-03      Addison Town Center           3rd Party      Addison, TX           183,432      $21,147,488    8.97%   Kroger, Target
   Oct-03      Clinton Park                  3rd Party      Clinton, MD           209,048      $17,910,896    9.17%        Giant
                                                                              --------------------------------------
                                                                                  392,480      $39,058,384    9.06%
                                                                              --------------------------------------
Macquarie Countrywide Acquisitions
----------------------------------
   Jun-03      Hillsboro Market Center        Regency       Portland, OR          150,356      $19,118,384    8.40%     Albertson's
   Jun-03      Killian Hill                   Regency       Atlanta, GA           113,216      $13,506,606    8.40%        Publix
   Jun-03      Lynn Haven Shopping Center     Regency       Panama City, FL        63,871       $7,912,630    8.40%        Publix
   Jun-03      Rosewood Shopping Center       Regency       Columbia, SC           36,887       $5,997,867    8.40%        Publix
   Jun-03      Southgate Village              Regency       Birmingham, AL         75,092       $8,791,847    8.40%        Publix
   Sep-03      El Cerrito Plaza               Regency       San Francisco, CA     255,952      $69,262,560    7.60%     Albertson's
   Sep-03      Amerige Heights Town Center    Regency       Los Angeles, CA        96,679      $27,438,000    7.60%     Albertson's
   Sep-03      Regency Milford Center         Regency       Cincinnati, OH        108,903       $6,623,166    7.60%        Kroger
   Dec-03      Bent Tree Plaza                Regency       Raleigh, NC            79,503       $9,814,482    8.50%        Kroger
   Dec-03      Franklin Square                Regency       Lexington, KY         201,673      $16,916,367    8.50%        Kroger
   Dec-03      Highlands Square               Regency       Jacksonville, FL      262,194      $28,937,894    8.50%     Publix & WD
   Dec-03      Palm Harbor                    Regency       Daytona Bch, FL       172,758      $18,565,906    8.50%        Publix
                                                                              --------------------------------------
                                                                                1,617,084     $232,885,709    8.08%
                                                                              --------------------------------------
Total JV Acquisitions                                                           2,009,564     $271,944,093    8.22%
                                                                                ======================================

2003 SHOPPING CENTER SALES
Non-Development
--------------------------------------------------------------------------------

                                                                                      Gross          Regency's
                                                                                      Sales           Share of
    Date              Property Name              City/State           GLA             Price           Proceeds       Yield
    ----              -------------              ----------           ---             -----           --------       -----

Sales of Properties 100% owned by Regency
-----------------------------------------
   Jan-03     Tequesta Shoppes               West Palm Beach, FL        109,937        $7,500,000       $7,500,000      7.43%
   Mar-03     Redlands Marketplace           Grand Junction, CO          14,659        $1,665,000       $1,665,000     10.00%
   May-03     Sandy Plains Village           Atlanta, GA                175,035       $18,000,000      $18,000,000      8.90%
   Jul-03     West Hills                     Portland, OR                53,579        $8,496,000       $8,496,000      7.95%
   Aug-03     Center at Seven Springs        New Port Ritchie, FL       162,580        $5,100,000       $5,100,000     11.50%
   Aug-03     Terrace Walk                   Tampa, FL                   50,936        $5,075,000       $5,075,000      9.28%
   Dec-03     Bonner's Point                 Roanoke, AL                 87,282        $3,000,000       $3,000,000     12.76%
   Dec-03     Country Club                   Montgomery, AL              67,622        $4,800,000       $4,800,000     10.85%
   Dec-03     LaGrange Marketplace           LaGrange, GA                76,327        $3,150,000       $3,150,000     13.37%
   Dec-03     Parkway Station                Warner Robbins, GA          94,290        $4,750,000       $4,750,000      9.36%
   Dec-03     Country Club Village           San Ramon, CA              111,251       $22,200,000      $22,200,000      7.50%
   Dec-03     Bent Tree Plaza **             Raleigh, NC                 79,503        $9,814,482       $7,360,862      8.50%
   Dec-03     Franklin Square **             Lexington, KY              201,673       $16,916,367      $12,687,275      8.50%
   Dec-03     Highlands Square **            Jacksonville, FL           262,194       $28,937,894      $21,703,421      8.50%
   Dec-03     Palm Harbor **                 Daytona Bch, FL            172,758       $18,565,906      $13,924,430      8.50%
                                                                 ------------------------------------------------------------
                                                                      1,719,626      $157,970,649     $139,411,987      8.77%
                                                                 ------------------------------------------------------------
Sales of Properties owned by Joint Ventures
-------------------------------------------
   Feb-03     Oakley Plaza *                 Asheville, NC              118,728        $9,400,000       $2,350,000      9.62%
   Oct-03     Overton Park Plaza ++          Ft. Worth, TX              350,856       $46,163,000       $9,232,600      8.15%
   Dec-03     Lovejoy Station *              Atlanta, GA                 77,336       $10,700,000       $2,675,000      7.28%
                                                                 ------------------------------------------------------------
                                                                        546,920       $66,263,000      $14,257,600      8.23%
                                                                 ------------------------------------------------------------
              Total Dispositions                                      2,266,546      $224,233,649     $153,669,587      8.72%
                                                                 ============================================================

    Date              Property Name               Anchor Tenant
    ----              -------------               -------------
Sales of Properties 100% owned by Regency
-----------------------------------------
   Jan-03     Tequesta Shoppes                       Publix
   Mar-03     Redlands Marketplace                 Albertsons
   May-03     Sandy Plains Village                   Kroger
   Jul-03     West Hills                               QFC
   Aug-03     Center at Seven Springs            Winn Dixie (WD)
   Aug-03     Terrace Walk                      Northside Medical
   Dec-03     Bonner's Point                       Winn Dixie
   Dec-03     Country Club                         Winn Dixie
   Dec-03     LaGrange Marketplace                 Winn Dixie
   Dec-03     Parkway Station                        Kroger
   Dec-03     Country Club Village                   Ralphs
   Dec-03     Bent Tree Plaza **                     Kroger
   Dec-03     Franklin Square **                     Kroger
   Dec-03     Highlands Square **                  Publix & WD
   Dec-03     Palm Harbor **                         Publix


Sales of Properties owned by Joint Ventures
-------------------------------------------
   Feb-03     Oakley Plaza *                          Bi-Lo
   Oct-03     Overton Park Plaza ++                Albertsons
   Dec-03     Lovejoy Station *                      Publix


              Total Dispositions

              * sold from the MCW joint venture in which Regency has a 25% minority interest
              ** sold to the MCW joint venture in which Regency has a 25% minority interest
              ++ sold from the Columbia joint venture in which Regency has a 20% minority interest

2003 DEVELOPMENT SALES
--------------------------------------------------------------------------------

                                                                                                     Gross
                                                                                                     Sales
      Date               Property Name                         City/State             GLA            Price
      ----               -------------                         ----------             ---            -----

Sales to Macquarie Countrywide Joint Venture
--------------------------------------------
     Jun-03        Hillsboro Market Center                   Portland, OR            150,356       $19,118,384
     Jun-03        Killian Hill                              Atlanta, GA             113,216       $13,506,606
     Jun-03        Lynn Haven Shopping Center                Panama City, FL          63,871        $7,912,630
     Jun-03        Rosewood Shopping Center                  Columbia, SC             36,887        $5,997,867
     Jun-03        Southgate Village                         Birmingham, AL           75,092        $8,791,847
     Sep-03        El Cerrito Plaza                          San Francisco, CA       255,952       $69,262,560
     Sep-03        Amerige Heights Town Center               Los Angeles, CA          96,679       $27,438,000
     Sep-03        Regency Milford Center                    Cincinnati, OH          108,903        $6,623,166
                                                                                --------------------------------------
                                                                                     900,956      $158,651,060
                                                                                --------------------------------------
Sales to Third Parties
----------------------
     Mar-03        Sedgefield Village                        Greensboro, NC           56,630        $4,520,000
     May-03        Carefree Marketplace                      Phoenix, AZ              24,697        $7,425,000
     Oct-03        Roscrans & Inglewood                      Hawthorne, CA            12,000        $6,400,000
     Dec-03        Coles Center                              Houston, TX              42,063        $8,225,000
     Dec-03        Pier 1 - 230th & Hawthorne                Torrance, CA             13,435        $5,350,000
     Dec-03        The Center at Slatten Ranch - East *      Antioch, CA              88,947       $19,916,463
     Dec-03        The Center at Slatten Ranch - West *      Antioch, CA             118,469       $35,322,339
                                                                                --------------------------------------
                                                                                     356,241       $87,158,802
                                                                                --------------------------------------
                  Total Development Sales                                          1,257,197      $245,809,862
                                                                                ======================================


                                                                    Regency's
                                                                    Share of
      Date               Property Name                              Proceeds       Yield          Anchor Tenant
      ----               -------------                              --------       -----          -------------

Sales to Macquarie Countrywide Joint Venture
--------------------------------------------
     Jun-03        Hillsboro Market Center                         $14,338,788     8.40%           Albertson's
     Jun-03        Killian Hill                                    $10,129,955     8.40%             Publix
     Jun-03        Lynn Haven Shopping Center                       $5,934,473     8.40%             Publix
     Jun-03        Rosewood Shopping Center                         $4,498,400     8.40%             Publix
     Jun-03        Southgate Village                                $6,593,885     8.40%             Publix
     Sep-03        El Cerrito Plaza                                $51,946,920     7.60%           Albertson's
     Sep-03        Amerige Heights Town Center                     $20,578,500     7.60%           Albertson's
     Sep-03        Regency Milford Center                           $4,967,375     7.60%             Kroger
                                                           -----------------------------------
                                                                  $118,988,295     7.88%
                                                           -----------------------------------
Sales to Third Parties
----------------------
     Mar-03        Sedgefield Village                               $4,520,000     7.48%            Food Lion
     May-03        Carefree Marketplace                             $7,425,000     9.01%              Fry's
     Oct-03        Roscrans & Inglewood                             $6,400,000     7.30%               CVS
     Dec-03        Coles Center                                     $8,225,000     8.48%            Randall's
     Dec-03        Pier 1 - 230th & Hawthorne                       $5,300,000     6.80%             Pier 1
     Dec-03        The Center at Slatten Ranch - East *            $13,278,306     9.50%            Mervyn's
     Dec-03        The Center at Slatten Ranch - West *            $23,549,403     6.93%             Target
                                                           -----------------------------------
                                                                   $68,697,709     7.90%
                                                           -----------------------------------
                  Total Development Sales                         $187,686,004     7.89%
                                                           ===================================

      * Development joint venture in which Regency owned a 66.67% interest

IN-PROCESS DEVELOPMENTS
December 31, 2003
--------------------------------------------------------------------------------


                                                                                                                       Est. Net
                                                                                                        Anchor        Development
            Project Name                          City            State        Anchor/Tenant            Opens           Costs
------------------------------------------------------------------------------------------------------------------------------------
            Phenix Crossing                    Phenix City         AL               Publix              07/28/04       6,851,814
             Trace Crossing                      Hoover            AL               Publix              10/09/02       8,745,879
   Valleydale Village Shopping Center            Hoover            AL               Publix              06/25/03      12,667,632
   Alameda Bridgeside Shopping Center            Alameda           CA              Nob Hill             05/01/05      20,331,754
               Bear Creek                       Wildomar           CA            Stater Bros.           10/01/04      14,912,085
     Clayton Valley Shopping Center              Concord           CA               Safeway             01/01/05      34,706,941
              Falcon Ridge                       Fontana           CA            Stater Bros.           11/17/04      31,614,101
                 Gilroy                          Gilroy            CA           Kohl's, Target          05/01/04      47,493,785
         Hasley Canyon Village                  Valencia           CA               Ralph's             10/01/04      14,166,738
          Valencia Crossroads                   Valencia           CA               Kohl's              03/07/03      35,618,876
        Victoria Gateway Center             Rancho Cucamonga       CA            Circuit City           11/01/04      16,818,698
         Vista Village Phase I                    Vista            CA         Krikorian Theatres        01/01/04      22,980,986
        Vista Village Phase I I                   Vista            CA               Staples             01/01/04      11,097,775
     Westridge Center Phase I & II              Valencia           CA             Albertson's           09/01/03      20,852,495
         Centerplace of Greeley                  Greeley           CO               Safeway             08/01/03      19,011,188
       Centerplace of Greeley II                 Greeley           CO               Kohl's              04/01/04       8,521,342
             Hilltop Center                      Thorton           CO            King Soopers           11/01/03       6,980,923
              New Windsor                        Windsor           CO            King Soopers           11/01/03       4,763,186
           East Towne Center                    Clermont           FL               Publix              10/16/03       8,884,873
              John's Creek                  St. John's County      FL               Publix              01/21/05      11,399,951
        Vineyard Shopping Center               Tallahassee         FL               Publix              11/14/02       6,230,809
          Independence Square                 Independence         MI               Kroger              07/01/04      10,873,481
       McMinnville Market Center               McMinnville         OR             Albertson's           07/01/04       7,301,458
             Murray Landing                       Irmo             SC               Publix              10/08/03       7,311,513
             Pelham Commons                    Greenville          SC               Publix              06/25/03       8,974,620
           Atascocita Center                   Atascocita          TX               Kroger              11/01/03       9,025,209
            Kleinwood Center                     Spring            TX                 HEB               10/01/03      22,947,721
             Legacy Center                       Frisco            TX             Albertson's           06/01/03       9,404,096
    Main Street Center Phase I & II              Frisco            TX             Albertson's           09/01/03       6,405,330
                Rockwall                        Rockwall           TX              Tom Thumb            07/01/04       9,914,951
            Signature Plaza                       Plano            TX               Kroger              02/01/05       3,627,960
              Spring West                        Spring            TX                 HEB               04/01/05      17,134,379
               Hollymead                     Charlottesville       VA            Harris Teeter          04/05/05      26,561,999
              Signal Hill                       Manassas           VA       Shoppers Food Warehouse     12/01/04      17,601,970
    Padden Parkway (Phase I and II)             Vancouver          WA             Albertson's           05/01/03      12,870,877

------------------------------------------------------------------------------------------------------------------------------------
           Total Consolidated                                                                                        534,607,395
====================================================================================================================================


           Hermosa-PCH & 2nd                     Hermosa           CA               Sav-On              08/01/04       5,472,264
            Regency Village                      Orlando           FL               Publix              06/27/02      13,115,816
             Indian Springs                   The Woodlands        TX                 HEB               05/01/04      17,993,628
------------------------------------------------------------------------------------------------------------------------------------
           Total Unconsolidated                                                                                       36,581,708
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     Total In-Process Developments                                                                                   571,189,103
====================================================================================================================================

                                                                           Est. NOI
                                                                           Yield on                 Company
                                                         Est. Gross Costs  Net. Dev.   Company      Owned %
            Project Name             Est. Gross Costs    to Complete(1)    Costs (2)     GLA         Leased      Gross GLA  % Leased
------------------------------------------------------------------------------------------------------------------------------------
        Phenix Crossing                  8,709,154         4,554,862       10.13%       56,563         78%          56,563      78%
         Trace Crossing                 10,916,086           124,391        9.64%       74,130         86%          74,130      86%
Valleydale Village Shopping Center      14,881,792           968,110        9.46%      118,466         63%         118,466      63%
Alameda Bridgeside Shopping Center      22,233,394        15,045,552       10.28%      103,510         57%         103,510      57%
           Bear Creek                   16,387,362        12,337,031       10.36%       81,219         64%          81,219      64%
 Clayton Valley Shopping Center         34,706,941         8,322,351        8.34%      236,683         83%         236,683      83%
          Falcon Ridge                  31,614,101        30,392,929       11.05%      245,857         21%         369,592      48%
             Gilroy                     66,302,621        26,577,643       10.53%      334,409         90%         479,375      93%
     Hasley Canyon Village              14,511,511        10,474,350       10.57%       69,800         81%          69,800      81%
      Valencia Crossroads               35,943,419         3,830,573       10.50%      180,517        100%         180,517     100%
    Victoria Gateway Center             18,305,698        17,651,860       11.19%       97,862         35%         104,362      39%
     Vista Village Phase I              23,419,906         3,203,960       11.45%      130,262         83%         130,262      83%
    Vista Village Phase I I             11,554,075         4,488,625        9.73%       34,000         92%          65,388      96%
 Westridge Center Phase I & II          21,378,895         6,898,103       10.59%       97,286         96%          97,286      96%
     Centerplace of Greeley             27,702,002         2,268,084       10.36%      148,610         76%         273,610      87%
   Centerplace of Greeley II            10,197,793         4,450,205       10.45%       98,124         90%          98,124      90%
         Hilltop Center                 14,056,457           970,845       11.68%      100,048         85%         100,048      85%
          New Windsor                   11,378,800         1,016,262       13.53%       95,877         76%          95,877      76%
       East Towne Center                10,577,052         1,916,241       10.18%       69,841         78%          69,841      78%
          John's Creek                  14,969,551        10,290,365       11.46%       90,041         50%          90,041      50%
    Vineyard Shopping Center             9,215,180           290,854       10.55%       62,821         84%          62,821      84%
      Independence Square               14,378,954         8,551,879        9.71%       88,995         72%          88,995      72%
   McMinnville Market Center             7,824,448         5,213,085       11.02%       74,400         83%          74,400      83%
         Murray Landing                 10,120,345           293,220        9.78%       64,441         91%          64,441      91%
         Pelham Commons                  9,885,696           306,305       10.12%       76,541         91%          76,541      91%
       Atascocita Center                14,038,465         7,755,608       13.38%       94,180         77%          94,180      77%
        Kleinwood Center                27,027,845         2,611,648       10.30%      152,906         73%         152,906      73%
         Legacy Center                  16,195,009           942,452       11.11%       56,669         65%         119,473      83%
Main Street Center Phase I & II         10,780,191         1,660,541       11.68%       42,821         70%         105,143      88%
            Rockwall                    14,125,212         7,589,178       10.63%       65,644          0%         122,661      46%
        Signature Plaza                  8,244,680         5,274,164       14.42%       28,795          0%          90,757      68%
          Spring West                   21,085,641        14,615,226       10.22%      128,796         73%         128,796      73%
           Hollymead                    26,561,999        25,714,289       10.18%      155,207         39%         297,707      68%
          Signal Hill                   17,716,970        12,695,783       10.52%      108,481         66%         108,481      66%
Padden Parkway (Phase I and II)         13,780,677         1,974,929       10.12%       88,569         76%          88,569      76%

------------------------------------------------------------------------------------------------------------------------------------
       Total Consolidated              640,727,922       261,271,503       10.42%    3,752,371         71%       4,570,565      76%
====================================================================================================================================


       Hermosa-PCH & 2nd                 5,472,264         1,898,157       11.06%       13,212        100%          13,212     100%
        Regency Village                 23,447,269           787,816       10.36%       83,170         87%          83,170      87%
         Indian Springs                 24,215,444         9,114,640       11.54%      135,756         64%         135,756      64%
------------------------------------------------------------------------------------------------------------------------------------
       Total Unconsolidated             53,134,977        11,800,613       10.73%      232,138         74%         232,138      74%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total In-Process Developments         693,862,899       273,072,116       10.45%    3,984,509         71%       4,802,703      76%
====================================================================================================================================


Notes:
(1) Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2) The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.7%.

 IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE
 December 31, 2003
--------------------------------------------------------------------------------


In-Process Developments Projected Funding (1)
($ Thousands)
                                        Q1 2004E            Q2 2004E           Q3 2004E            Q4 2004E            2005+E

Properties in development           $70,000 - $80,000  $55,000 - $65,000   $50,000 - $60,000   $40,000 - $50,000  $18,000 -$58,000

(1) Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.


Estimated Property Stabilization
($ Thousands)

                                        Q1 2004E            Q2 2004E           Q3 2004E           Q4 2004E            2005+E
Properties in development (2)

          Gross Dev. Costs:        $10,000 - $12,000  $105,000 - $135,000  $80,000 - $100,000 $70,000 - $110,000 $350,000 - $400,000

           Net Dev. Costs:          $7,000 - $9,000    $80,000 - $100,000  $80,000 - $100,000 $60,000 - $100,000 $300,000 - $320,000


(2) 40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

INVESTMENTS IN REAL ESTATE PARTNERSHIPS
December 31, 2003
--------------------------------------------------------------------------------




                                                                                  Number of          Total                Total
Legal Entity                                     Property Name                    Properties          GLA                 Assets
------------                                     -------------                    ----------          ---                 ------

RRG-RMC Tracy, LLC                               Corral Hollow                         1              167,118          $ 24,758,732

OTR/Regency Texas Realty Holdings, L.P.          Village Center & Creekside            2              219,108            20,664,155

Tinwood, LLC                                     Regency Village                       1               83,170            19,281,173

Columbia Regency Retail Partners, LLC            Various                               13           2,134,209           294,993,149

Macquarie CountryWide-Regency, LLC               Various                               26           2,937,858           412,438,340

Jog Road, LLC                                    Shoppes of San Marco                  1               91,537            17,404,862

Regency Woodlands/Kuykendahl Retail, Ltd.        Indian Springs                        1              135,756            18,606,367

Hermosa Venture 2002, LLC                        Hermosa Beach                         1               13,212             4,043,622
                                                                                 ---------------------------------------------------
                                                                                       46           5,781,968         $ 812,190,400
                                                                                 ===================================================



                                                                                                     Regency
                                                                            --------------------------------------------------------
                                                   Total                    Ownership      Share           Investment      Equity
Legal Entity                                       Debt          Lender     Interest      of Debt          12/31/03         Pick-up
------------                                       ----          ------     --------      -------          --------         -------

RRG-RMC Tracy, LLC                            $            -       -        50.00%      $           -   $  23,529,097    $ 2,170,274

OTR/Regency Texas Realty Holdings, L.P.                    -       -        30.00%                  -      16,089,973        422,030

Tinwood, LLC                                               -       -        50.00%                  -      10,397,034        263,084

Columbia Regency Retail Partners, LLC             91,710,000    Various     20.00%         18,342,000      40,266,920      4,735,381

Macquarie CountryWide-Regency, LLC               210,896,595    Various     25.00%         46,224,149      39,070,737      2,802,192

Jog Road, LLC                                     11,000,000   Wachovia     50.00%          5,500,000       3,013,975         58,580

Regency Woodlands/Kuykendahl Retail, Ltd.          8,631,734  Wells Fargo   50.00%          4,315,867       5,374,477        736,758

Hermosa Venture 2002, LLC                                  -       -        27.00%                  -       2,753,860         88,110
                                               ----------------                          -------------------------------------------
                                              $  322,238,329                            $  74,382,016   $ 140,496,074    $11,276,409
                                               ================                          ===========================================


                     UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                                  Balance Sheet
                           December 31, 2003 and 2002
                                 (in thousands)
--------------------------------------------------------------------------------

                                                                               2003                   2002
                                                                               ----                   ----
Assets
------
Real estate, at cost
   Land                                                               $       291,665                207,002
   Buildings and improvements                                                 432,157                329,022
                                                                          ------------          -------------
                                                                              723,822                536,024
   Less:  accumulated depreciation                                             23,076                 11,228
                                                                          ------------          -------------
                                                                              700,746                524,796
   Properties in development                                                   26,784                 28,322
                                                                          ------------          -------------
      Net real estate investments                                             727,530                553,118

Cash and cash equivalents                                                      19,716                  6,914
Tenant receivables, net of allowance
     for uncollectible accounts                                                13,806                  3,960
Deferred costs, less accumulated amortization                                   4,821                  4,680
Other assets                                                                   46,317                    167
                                                                          ------------          -------------
                                                                      $       812,190                568,839
                                                                          ============          =============


Liabilities and Equity
----------------------
Liabilities:
   Notes payable                                                      $       322,238                167,071
   Accounts payable and other liabilities                                      12,012                  8,900
   Tenants' security and escrow deposits                                        2,090                  1,486
                                                                          ------------          -------------
      Total liabilities                                                       336,340                177,457
                                                                          ------------          -------------

Equity:
   Equity - Regency Centers                                                   140,496                125,482
   Equity - Third parties                                                     335,354                265,900
                                                                          ------------          -------------
      Total equity                                                            475,850                391,382
                                                                          ------------          -------------
                                                                      $       812,190                568,839
                                                                          ============          =============


DEBT: (in thousands)

              Average Interest Rate           Average Maturity                2003                    2002
              ---------------------           ----------------                ----                    ----

Fixed              5.38%                         12/31/09              $      228,077                102,019
Variable       LIBOR + 1.26%                     03/23/04              $       94,161                 65,052

                     UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                            Statements of Operations
                           December 31, 2003 and 2002
                                 (in thousands)
--------------------------------------------------------------------------------

                                                              For the three months ended                   Year to date
                                                          ----------------------------------       ---------------------------------
                                                                 2003              2002                 2003              2002
                                                                 ----              ----                 ----              ----

Revenues:
   Property revenues                                  $         23,900            13,727               76,157            42,073
                                                          -------------      ------------          -----------       -----------

Operating expenses:
   Operating and maintenance                                     3,368             2,230               11,114             6,012
   Real estate taxes                                             2,771             1,443                8,931             5,584
                                                          -------------      ------------          -----------       -----------
      Total operating expenses                                   6,139             3,673               20,045            11,596
                                                          -------------      ------------          -----------       -----------

Net operating income                                            17,761            10,054               56,112            30,477
                                                          -------------      ------------          -----------       -----------

Other expense (income):
   General and administrative                                      731               379                2,514             1,221
   Service operations                                           (1,699)             (702)              (1,681)           (3,096)
   Depreciation and amortization expense                         5,475             2,764               17,043             7,208
   Interest expense, net                                         3,327             1,736               10,685             5,126
   (Gain) loss on sale of operating properties                 (11,374)                2               12,052)             (748)
                                                          -------------      ------------          -----------       -----------
      Total other expense (income)                              (3,540)            4,179               16,509             9,711
                                                          -------------      ------------          -----------       -----------

  Net income                                          $         21,301             5,875               39,603            20,766
                                                          =============      ============          ===========       ===========


Regency's Pro Rata Share of:
  Net Operating Income                                $          5,145             2,644               15,369             7,559
                                                          =============      ============          ===========       ===========

SECURITIES ISSUED OTHER THAN COMMON STOCK
--------------------------------------------------------------------------------


Security Issued:             SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK
                             -Regency Centers Corporation

                             o        Issuance Date                          April 3, 2003
                             o        Conversion                             Nonconvertible
                             o        Dividend                               7.45% annual dividend
                             o        Redeemable                             On or after April 3, 2008

Security Issued:             PERPETUAL PREFERRED
                             UNITS - Regency Centers, L.P.

                             o        Issuance Dates                         Jun-98, Sep-99, May-00, Sep-00
                             o        Original Amount Issued                 $384 Million
                             o        Redemption                             $155 Million
                             o        Average Rate                           8.88%
                             o        Current Balance                        $229 Million

Security Issued:             EXCHANGEABLE OPERATING PARTNERSHIP UNITS
                             -Regency Centers, L.P.

                             o        Issuance Date                           Variable
                             o        Units Outstanding                       1,318,625 OP Units
                             o        Conversion                              Convertible into Common Stock 1:1
                             o        Dividend                                Equal to current Common Dividend

SUMMARY RETAIL PROPERTY INFORMATION
For the Periods Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

Retail Real Estate Portfolio                                               Current           YTD Change          12/31/02
--------------------------------------------                            ----------------------------------------------------------

Company owned GLA (including joint ventures)                              30,347,744           865,118          29,482,626

GLA under Development, Redevelopment, or Renovation                        3,984,509           858,026           3,126,483

Company owned GLA Growth                                                     2.9%                -                 1.4%

Total GLA including anchor owned stores                                   32,456,685         1,056,262          31,400,423

----------------------------------------------------------------------------------------------------------------------------------

Retail Properties Operating or Under Development                             265                 3                 262

Retail Properties in Development included above                               36                 2                  34

Grocery anchored shopping centers                                            228                 3                 225

----------------------------------------------------------------------------------------------------------------------------------

Percent leased - All Properties including Development                       92.2%                NA               91.5%

Percent leased - Operating Properties excluding development                 95.4%               0.6%              94.8%

----------------------------------------------------------------------------------------------------------------------------------

Net Operating Income                                                    $273,439,380             -            $282,136,389

Base rent growth on leasing and transactions (YTD)                           9.5%                -                10.8%

NOI - same property growth (YTD)                                             2.7%                -                 3.0%

                                                      PORTFOLIO SUMMARY REPORT BY REGION
                                                              December 31, 2003

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
        Mid- Atlantic Region
        --------------------
Pike Creek Shopping Center                         DE       Wilmington     Mid-Atlantic      1981        1998
White Oak - Dover DE                               DE         Dover        Mid-Atlantic      2000        2000
------------------------------------------------------------------------------------------------------------------
                                                   DE
==================================================================================================================
Clinton Park                            JV-C       MD     Washington DC    Mid-Atlantic       0          2003
Echelon Village Plaza                              NJ      Philadelphia    Mid-Atlantic      2000        2000
Hershey - Goodyear                                 PA          None        Mid-Atlantic      2000        2000
Ashburn Farm Market Center                         VA     Washington DC    Mid-Atlantic      2000        2000
Brookville Plaza                        JV-M       VA       Lynchburg      Mid-Atlantic      1991        1998
Cheshire Station                                   VA     Washington DC    Mid-Atlantic      2000        2000
Hollymead Town Center                              VA    Charlottesville   Mid-Atlantic      2004        2003
The Market at Opitz Crossing                       VA     Washington DC    Mid-Atlantic      2003        2003
Signal Hill                                        VA     Washington DC    Mid-Atlantic      2004        2003
Somerset                                JV-O       VA     Washington DC    Mid-Atlantic      2002        2002
Statler Square Shopping Ctr                        VA          None        Mid-Atlantic      1996        1998
Tall Oaks Village Center                           VA     Washington DC    Mid-Atlantic      1998        2002
Village Center at Dulles                JV-C       VA     Washington DC    Mid-Atlantic      1991        2002
------------------------------------------------------------------------------------------------------------------
                                                   VA
------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                  Mid-Atlantic
==================================================================================================================
           Midwest Region
           --------------
Frankfort Crossing Shopping Center                 IL        Chicago          Midwest         0          2003
Hinsdale Lake Commons                              IL        Chicago          Midwest        1986        1998
Westbrook Commons                                  IL        Chicago          Midwest        1984        2001
------------------------------------------------------------------------------------------------------------------
                                                   IL
==================================================================================================================
Franklin Square Shopping Center         JV-M       KY       Lexington         Midwest        1988        1998
Shoppes at Ft. Wright                              KY       Cincinnati        Midwest        2003        2003
Silverlake Shopping Center              JV-M       KY       Cincinnati        Midwest        1988        1998
------------------------------------------------------------------------------------------------------------------
                                                   KY
==================================================================================================================
Fenton Village Marketplace                         MI         Flint           Midwest        1999        1999
Independence Square                                MI        Detroit          Midwest        2004        2003
Lakeshore Village Shopping Ctr                     MI        Detroit          Midwest        1996        1998
Waterford Towne Center                             MI        Detroit          Midwest        1998        1998
------------------------------------------------------------------------------------------------------------------
                                                   MI
==================================================================================================================
St. Ann Square                                     MO       St. Louis         Midwest        1986        1998
Beckett Commons Shopping Ctr                       OH       Cincinnati        Midwest        1995        1998
Cherry Grove Plaza                                 OH       Cincinnati        Midwest        1997        1998
Cherry Street Center                               OH         Toledo          Midwest        2000        2000
East Pointe Crossing Shopping Ctr                  OH        Columbus         Midwest        1993        1998
Hyde Park Plaza                                    OH       Cincinnati        Midwest        1995        1997
Kingsdale Shopping Center                          OH        Columbus         Midwest        1999        1997
Kroger New Albany Center                JV-O       OH        Columbus         Midwest        1999        1999
Maxtown Road (Northgate)                           OH        Columbus         Midwest        1996        1998

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
        Mid- Atlantic Region
        --------------------
Pike Creek Shopping Center                   229,510      229,510      99.00%       99.5%         49,069               Acme
White Oak - Dover DE                          10,908       10,908     100.00%      100.0%              -                --
------------------------------------------------------------------------------------------------------------------------------------
                                             240,418      240,418       99.0%       99.5%         49,069                 1
====================================================================================================================================
Clinton Park                                       -      188,243        NA         90.2%         43,000               Giant
Echelon Village Plaza                         88,993       88,993      79.71%       89.4%         48,776            Genuardi's
Hershey - Goodyear                             6,000        6,000     100.00%      100.0%              -                 --
Ashburn Farm Market Center                    92,019       91,905     100.00%      100.0%         48,999               Giant
Brookville Plaza                              63,664       63,665      98.12%       98.1%         52,864              Kroger
Cheshire Station                              97,249       97,156      97.84%      100.0%         55,163             Safeway
Hollymead Town Center                              -      155,207       NA          39.0%         60,607           Harris Teeter
The Market at Opitz Crossing                       -      149,810       NA          99.3%         51,922             Safeway
Signal Hill                                        -      108,481       NA          66.5%         67,470     Shoppers Food Warehouse
Somerset                                     108,400      104,553      61.81%      100.0%         67,470     Shoppers Food Warehouse
Statler Square Shopping Ctr                  133,660      133,660     100.00%       97.9%         65,003              Kroger
Tall Oaks Village Center                      69,331       69,331     100.00%      100.0%         38,763               Giant
Village Center at Dulles                     308,473      298,601      93.08%       99.2%         48,424     Shoppers Food Warehouse
------------------------------------------------------------------------------------------------------------------------------------
                                             872,796    1,272,369       92.4%       89.1%        556,685                10
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                            1,208,207    1,796,023       92.8%       90.7%        697,530                13
====================================================================================================================================
           Midwest Region
           --------------
Frankfort Crossing Shopping Center                 -      107,734        NA         98.2%         64,937               Jewel
Hinsdale Lake Commons                        178,975      178,975      97.32%       99.0%         69,540             Dominick's
Westbrook Commons                            121,502      121,502      94.36%       92.8%         51,304            Dominicks
------------------------------------------------------------------------------------------------------------------------------------
                                             300,477      408,211       96.1%       97.0%        185,781                 3
====================================================================================================================================
Franklin Square Shopping Center              205,307      203,317      95.63%       97.9%         50,499              Kroger
Shoppes at Ft. Wright                              -       20,360        NA         93.1%              -                --
Silverlake Shopping Center                    99,352       99,352      98.49%       98.5%         60,000              Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                             304,659      323,029       96.6%       97.8%        110,499                 2
====================================================================================================================================
Fenton Village Marketplace                    97,224       97,224      98.56%       98.6%         53,739            Farmer Jack
Independence Square                                -       88,995        NA         72.5%         60,137              Kroger
Lakeshore Village Shopping Ctr                85,940       85,940      87.33%       85.0%         49,465              Kroger
Waterford Towne Center                        96,101       96,101      91.26%       91.3%         60,202              Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                             279,265      368,260       92.6%       87.2%        223,543                 4
====================================================================================================================================
St. Ann Square                                82,498       82,498      92.94%       91.5%         43,483             National
Beckett Commons Shopping Ctr                 121,497      121,498     100.00%      100.0%         70,815              Kroger
Cherry Grove Plaza                           195,497      195,497      91.00%       89.3%         66,336              Kroger
Cherry Street Center                          54,660       54,660     100.00%      100.0%         54,660            Farmer Jack
East Pointe Crossing Shopping Ctr             86,524       86,524     100.00%       98.4%         59,120              Kroger
Hyde Park Plaza                              397,893      397,893      94.45%       95.2%        169,267          Kroger/Thriftway
Kingsdale Shopping Center                    270,470      270,470      65.40%       58.9%         56,006              Big Bear
Kroger New Albany Center                      91,722       91,722      98.47%      100.0%         63,805              Kroger
Maxtown Road (Northgate)                      85,100       85,100     100.00%      100.0%         62,000              Kroger

------------------------------------------------------------------------------------------------------------------
                                                                                              Yr Const
                                                                                              or Last     Year
           Property Name                 JV       State         MSA                 Region    Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
Park Place Center                                  OH          Columbus             Midwest    1988      1998
Regency Milford Center                  JV-MD      OH         Cincinnati            Midwest    2001      2001
Shoppes at Mason                                   OH         Cincinnati            Midwest    1997      1998
Westchester Plaza                                  OH         Cincinnati            Midwest    1988      1998
Windmiller Square                                  OH          Columbus             Midwest    1997      1998
Worthington Park Centre                            OH          Columbus             Midwest    1991      1998
---------------------------------------------------------------------------------------------------------------------------
                                                   OH
---------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                     Midwest
===========================================================================================================================
                    Pacific Region
                    --------------
Alameda Bridgeside Shopping Center                 CA          Orange County        Pacific    2004      2003
Amerige Heights Town Center             JV-MD      CA           Los Angeles         Pacific    2000      2000
Bear Creek Village Center                          CA   Riverside-San Bernardino    Pacific    2004      2003
Blossom Valley Shopping Ctr                        CA            San Jose           Pacific    1990      1999
Campus Marketplace                      JV-M       CA            San Diego          Pacific    2000      2000
Clayton Valley Shopping Center                     CA             Oakland           Pacific    2004      2003
Corral Hollow                           JV-O       CA            Stockton           Pacific    2000      2000
Costa Verde                                        CA            San Diego          Pacific    1988      1999
Country Club Village - Calif                       CA             Oakland           Pacific    1994      1999
Diablo Plaza                                       CA             Oakland           Pacific    1982      1999
El Camino Shopping Center                          CA           Los Angeles         Pacific    1995      1999
El Cerrito Plaza                        JV-MD      CA          San Francisco        Pacific    2000      2000
El Norte Parkway Plaza                             CA            San Diego          Pacific    1984      1999
Encina Grande                                      CA             Oakland           Pacific    1965      1999
Falcon Ridge                                       CA   Riverside-San Bernardino    Pacific    2004      2003
Friars-Mission Center                              CA            San Diego          Pacific    1989      1999
Garden Village Shopping Center          JV-M       CA           Los Angeles         Pacific    2000      2000
Gelson's Westlake                                  CA             Ventura           Pacific    2002      2002
Gilroy                                             CA            San Jose           Pacific    2003      2002
Hasley Canyon Village                              CA           Los Angeles         Pacific    2003      2003
Heritage Plaza                                     CA          Orange County        Pacific    1981      1999
Hermosa Beach                           JV-O       CA           Los Angeles         Pacific    2003      2003
Loehmann's Plaza Calif                             CA            San Jose           Pacific    1983      1999
Valencia Crossroads                                CA           Los Angeles         Pacific    2003      2002
Morningside Plaza                                  CA          Orange County        Pacific    1996      1999
Newland Center                                     CA          Orange County        Pacific    1985      1999
Oakbrook Plaza                                     CA             Ventura           Pacific    1982      1999
Park Plaza Shopping Center              JV-C       CA           Los Angeles         Pacific    1991      2001
Plaza Hermosa                                      CA           Los Angeles         Pacific    1984      1999
Powell Street Plaza                                CA             Oakland           Pacific    1987      2001
Folsom Prairie City Crossing                       CA           Sacramento          Pacific    1999      1999
Rona Plaza                                         CA          Orange County        Pacific    1989      1999
Rosecrans & Inglewood                              CA           Los Angeles         Pacific    2002      2002
San Leandro Plaza                                  CA             Oakland           Pacific    1982      1999
Santa Ana Downtown Plaza                           CA          Orange County        Pacific    1987      1999
Seal Beach                              JV-C       CA          Orange County        Pacific    1966      2002
Sequoia Station                                    CA          San Francisco        Pacific    1996      1999

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Park Place Center                            106,833      106,833      98.82%       96.3%         56,859          Big Bear
Regency Milford Center                       108,903      108,903      88.01%       88.4%         65,000           Kroger
Shoppes at Mason                              80,800       80,800      97.52%       97.5%         56,800           Kroger
Westchester Plaza                             88,181       88,181      98.41%      100.0%         66,523           Kroger
Windmiller Square                            120,509      120,362      97.93%       97.9%         76,555           Kroger
Worthington Park Centre                       93,095       93,095      91.21%       94.2%         52,337           Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                           1,901,684    1,901,538       91.4%       90.6%        976,083            14
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                            2,868,583    3,083,536       92.6%       91.8%      1,539,389            24
====================================================================================================================================
                    Pacific Region
                    --------------
Alameda Bridgeside Shopping Center                 -      103,510        NA         56.7%         58,660          Nob Hill
Amerige Heights Town Center                   96,679       96,679      98.52%      100.0%         57,560         Albertson's
Bear Creek Village Center                          -       81,219        NA         65.6%         44,093       Stater Brother
Blossom Valley Shopping Ctr                   93,314       93,315     100.00%       94.4%         34,208          Safeway
Campus Marketplace                           144,288      144,288      94.39%      100.0%         58,527          Ralph's
Clayton Valley Shopping Center                     -      236,683        NA         83.2%         47,541          Safeway
Corral Hollow                                168,238      167,118     100.00%      100.0%         65,715          Safeway
Costa Verde                                  178,621      178,622     100.00%      100.0%         40,000        Albertson's
Country Club Village - Calif                 111,251            -     100.00%        0.0%              -            --
Diablo Plaza                                  63,214       63,214     100.00%      100.0%         53,000          Safeway
El Camino Shopping Center                    135,883      135,883     100.00%      100.0%         35,650      Von's Food & Drug
El Cerrito Plaza                             254,840      255,953      92.42%       96.3%         77,888   Albertson's/Trader Joe's
El Norte Parkway Plaza                        87,990       87,990      96.41%       82.5%         42,315      Von's Food & Drug
Encina Grande                                102,499      102,499     100.00%       93.8%         22,500          Safeway
Falcon Ridge                                       -      245,857        NA         21.3%         43,718      Stater Brothers
Friars-Mission Center                        146,898      146,897     100.00%      100.0%         55,303          Ralph's
Garden Village Shopping Center               112,957      112,852      97.12%      100.0%         57,050        Albertson's
Gelson's Westlake                             82,315       84,468      90.14%       84.7%         37,500         Gelsons
Gilroy                                       123,709      334,409       0.00%       89.6%              -            --
Hasley Canyon Village                              -       69,800        NA         81.0%         52,340         Ralph's
Heritage Plaza                               231,102      231,602      96.89%       98.9%         44,376         Ralph's
Hermosa Beach                                      -       13,212        NA        100.0%              -            --
Loehmann's Plaza Calif                       113,310      113,310     100.00%      100.0%         53,000          Safeway
Valencia Crossroads                          179,227      180,517      69.22%      100.0%         35,000        Whole Foods
Morningside Plaza                             91,600       91,600     100.00%      100.0%         42,630       Stater Brother
Newland Center                               166,492      149,174      99.08%      100.0%         58,000        Albertson's
Oakbrook Plaza                                83,279       83,279     100.00%       98.2%         43,842        Albertson's
Park Plaza Shopping Center                   193,529      193,529      96.00%       91.8%         28,210      Von's Food & Drug
Plaza Hermosa                                 94,940       94,940     100.00%      100.0%         36,800      Von's Food & Drug
Powell Street Plaza                          165,920      165,928     100.00%       98.1%         10,122        Trader Joe's
Folsom Prairie City Crossing                  82,503       93,134     100.00%       91.3%         55,255         Safeway
Rona Plaza                                    51,754       51,754     100.00%      100.0%         37,194        Food 4 Less
Rosecrans & Inglewood                         12,000       12,000     100.00%      100.0%              -           --
San Leandro Plaza                             50,432       50,432     100.00%      100.0%         38,250         Safeway
Santa Ana Downtown Plaza                     100,305      100,305     100.00%       98.8%         37,972        Food 4 Less
Seal Beach                                    85,910       74,215     100.00%       98.9%         25,000         Safeway
Sequoia Station                              103,148      103,148     100.00%      100.0%         62,050         Safeway

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
Slatten Ranch                           JV-O       CA             Oakland         Pacific      2002      2002
Strawflower Village                                CA          San Francisco      Pacific      1985      1999
Tassajara Crossing                                 CA             Oakland         Pacific      1990      1999
The Shops of Santa Barbara                         CA          Santa Barbara      Pacific      2004      2003
Torrance Strouds                                   CA           Los Angeles       Pacific      2002      2002
Twin Peaks Plaza                                   CA            San Diego        Pacific      1988      1999
Ventura Village Shopping Ctr                       CA             Ventura         Pacific      1984      1999
Victoria Gateway Center                            CA   Riverside-San Bernardino  Pacific      2004      2003
Vista Village Phase I & II                         CA            San Diego        Pacific      2003      2002
West Park Plaza                                    CA            San Jose         Pacific      1996      1999
Westlake Plaza and Center                          CA             Ventura         Pacific      1975      1999
Westridge Center                                   CA           Los Angeles       Pacific      2003      2001
Woodman - Van Nuys                                 CA           Los Angeles       Pacific      1992      1999
Woodside Central Plaza                             CA          San Francisco      Pacific      1993      1999
---------------------------------------------------------------------------------------------------------------------
                                                   CA
=====================================================================================================================
Cherry Park Market Center                          OR            Portland         Pacific      1997      1999
Hillsboro Market Center                 JV-M       OR            Portland         Pacific      2000      2000
McMinnville Market Center                          OR            Portland         Pacific      2003      2003
Murrayhill Marketplace                             OR            Portland         Pacific      1988      1999
Sherwood Crossroads                                OR            Portland         Pacific      1999      1999
Sherwood Market Center                             OR            Portland         Pacific      1995      1999
Sunnyside 205                                      OR            Portland         Pacific      1988      1999
Walker Center                                      OR            Portland         Pacific      1987      1999
West Hills Plaza                                   OR            Portland         Pacific      1998      1999
---------------------------------------------------------------------------------------------------------------------
                                                   OR
=====================================================================================================================
Cascade Plaza                           JV-C       WA             Seattle         Pacific      1999      1999
Inglewood Plaza                                    WA             Seattle         Pacific      1985      1999
James Center                            JV-M       WA             Tacoma          Pacific      1999      1999
Padden Parkway                                     WA            Portland         Pacific      2003      2002
Pine Lake Village                                  WA             Seattle         Pacific      1989      1999
Sammamish Highland                                 WA             Seattle         Pacific      1992      1999
South Point Plaza                                  WA             Seattle         Pacific      1997      1999
Southcenter Plaza                                  WA             Seattle         Pacific      1990      1999
Thomas Lake Center                                 WA             Seattle         Pacific      1998      1999
---------------------------------------------------------------------------------------------------------------------
                                                   WA
---------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                   Pacific
=====================================================================================================================

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Slatten Ranch                                220,162            -      33.59%        0.0%              -               --
Strawflower Village                           78,827       78,827     100.00%      100.0%          3,753             Safeway
Tassajara Crossing                           146,188      146,188     100.00%      100.0%          6,496             Safeway
The Shops of Santa Barbara                         -       35,135        NA         81.8%              -               --
Torrance Strouds                              13,860       13,435     100.00%      100.0%              -               --
Twin Peaks Plaza                             198,139      198,139      99.68%       97.9%         44,686           Albertson's
Ventura Village Shopping Ctr                  76,070       76,070     100.00%      100.0%          2,500        Von's Food & Drug
Victoria Gateway Center                            -       97,862        NA         34.6%              -               --
Vista Village Phase I & II                   129,520      164,262      69.17%       84.7%              -               --
West Park Plaza                               88,103       88,103     100.00%      100.0%         24,712             Safeway
Westlake Plaza and Center                    190,525      190,525      97.49%       97.0%         41,300        Von's Food & Drug
Westridge Center                              87,284       97,286      88.66%       95.9%         50,782           Albertson's
Woodman - Van Nuys                           107,614      107,614     100.00%      100.0%          7,648            Gigante
Woodside Central Plaza                        80,591       80,591     100.00%      100.0%              -               --
------------------------------------------------------------------------------------------------------------------------------------
                                           5,125,030    5,917,372       91.4%       90.8%      1,863,146               41
====================================================================================================================================
Cherry Park Market Center                    113,518      113,518      88.57%       91.7%         55,164             Safeway
Hillsboro Market Center                      150,356      150,356      95.06%       92.5%         57,370           Albertson's
McMinnville Market Center                          -       74,400        NA         83.5%         53,641           Albertson's
Murrayhill Marketplace                       149,214      149,215      90.17%       86.6%         41,132            Safeway
Sherwood Crossroads                           88,489       84,266      87.00%       95.7%         55,227            Safeway
Sherwood Market Center                       124,256      124,257      98.01%       98.3%         49,793           Albertson's
Sunnyside 205                                 53,094       53,094      96.33%       98.1%              -               --
Walker Center                                 89,609       89,609     100.00%       94.0%              -               --
West Hills Plaza                              53,579            -      98.13%        0.0%              -               --
------------------------------------------------------------------------------------------------------------------------------------
                                             822,115      838,715       93.7%       92.2%        312,327               6
====================================================================================================================================
Cascade Plaza                                217,657      217,657      99.50%       99.2%         49,440             Safeway
Inglewood Plaza                               17,253       17,253     100.00%      100.0%              -               --
James Center                                 140,240      140,240      95.46%       95.5%         68,273            Fred Myer
Padden Parkway                                54,473       88,569      96.27%       75.9%         52,443           Albertson's
Pine Lake Village                            102,953      102,953     100.00%      100.0%         40,982          Quality Foods
Sammamish Highland                           101,289      101,289     100.00%       97.2%         55,000             Safeway
South Point Plaza                            190,355      190,355     100.00%       97.5%         55,443          Cost Cutters
Southcenter Plaza                             58,282       58,282      95.20%      100.0%              -               --
Thomas Lake Center                           103,872      103,872     100.00%      100.0%         50,065          Albertson's
------------------------------------------------------------------------------------------------------------------------------------
                                             986,374    1,020,470       98.8%       96.4%        371,646               7
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                            6,933,519    7,776,557       92.7%       91.7%      2,547,119               54
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
                   Southeast Region
                   ----------------
Bonner's Point                                     AL          None               Southeast    1985      1993
Country Club Ala                                   AL        Montgomery           Southeast    1991      1993
Southgate Village Shopping Center       JV-M       AL        Birmingham           Southeast    1988      2001
The Marketplace - Alexander City                   AL           None              Southeast    1987      1993
Phenix Crossing                                    AL           None              Southeast    2004      2003
Trace Crossing Shopping Center                     AL        Birmingham           Southeast    2002      2001
Valleydale Village Shopping Center                 AL        Birmingham           Southeast    2003      2002
Village in Trussville, The                         AL        Birmingham           Southeast    1987      1993
-----------------------------------------------------------------------------------------------------------------------
                                                   AL
=======================================================================================================================
Anastasia Plaza                         JV-M       FL       Jacksonville          Southeast    1988      1993
Aventura                                           FL           Miami             Southeast    1974      1994
Beneva Village Shops                               FL         Sarasota            Southeast    1987      1998
Berkshire Commons                                  FL          Naples             Southeast    1992      1994
Bloomingdale Square                                FL           Tampa             Southeast    1987      1998
Bolton Plaza                                       FL       Jacksonville          Southeast    1988      1994
Boynton Lakes Plaza                                FL      West Palm Beach        Southeast    1993      1997
Carriage Gate                                      FL        Tallahassee          Southeast    1978      1994
Center of Seven Springs                            FL           Tampa             Southeast    1986      1994
Chasewood Plaza                                    FL      West Palm Beach        Southeast    1986      1993
Chasewood Storage                                  FL      West Palm Beach        Southeast    1986      1993
Courtyard, The                                     FL       Jacksonville          Southeast    1987      1993
East Port Plaza                                    FL        Fort Pierce          Southeast    1991      1997
East Towne Shopping Center                         FL          Orlando            Southeast    2003      2002
Fleming Island Shopping Ctr                        FL       Jacksonville          Southeast    2000      1998
Garden Square Shopping Ctr                         FL           Miami             Southeast    1991      1997
Grande Oaks                                        FL    Ft Myers-Cape Coral      Southeast    2000      2000
Highlands Square Shopping Ctr           JV-M       FL       Jacksonville          Southeast    1999      1998
John's Creek Shopping Center                       FL       Jacksonville          Southeast    2004      2003
Julington Village                       JV-C       FL       Jacksonville          Southeast    1999      1999
Kings Crossing - Sun City               JV-M       FL           Tampa             Southeast    1999      1999
Lynn Haven                              JV-M       FL        Panama City          Southeast    2001      2001
Mainstreet Square Shopping Ctr                     FL          Orlando            Southeast    1988      1997
Mariner's Village Shopping Ctr                     FL          Orlando            Southeast    1986      1997
Market Place - St. Petersburg                      FL           Tampa             Southeast    1983      1995
Martin Downs Village Center                        FL        Fort Pierce          Southeast    1985      1993
Martin Downs Village Shoppes                       FL        Fort Pierce          Southeast    1998      1993
Millhopper Shopping Center                         FL        Gainesville          Southeast    1974      1993
Newberry Square                                    FL        Gainesville          Southeast    1986      1994
Ocala Corners                           JV-M       FL        Tallahassee          Southeast    2000      2000
Ocean Breeze Plaza                                 FL        Fort Pierce          Southeast    1985      1993
Old St. Augustine Plaza                            FL       Jacksonville          Southeast    1990      1996
Palm Harbour Shopping Ctr               JV-M       FL       Daytona Beach         Southeast    1991      1996
Palm Trails Plaza                                  FL      Fort Lauderdale        Southeast    1998      1997

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Bonner's Point                                87,282            -      98.63%        0.0%              -               --
Country Club Ala                              67,622            -      92.90%        0.0%              -               --
Southgate Village Shopping Center             75,392       75,092      97.28%      100.0%         46,733            Publix
The Marketplace - Alexander City             162,723      162,723      96.38%       95.7%         47,668           Winn-Dixie
Phenix Crossing                                    -       56,563        NA         77.8%         38,997            Publix
Trace Crossing Shopping Center                74,130       74,130      87.17%       85.6%         51,420            Publix
Valleydale Village Shopping Center           118,466      118,466      77.75%       66.5%         44,271            Publix
Village in Trussville, The                    59,281       56,356      79.88%       84.0%         38,380            Bruno's
------------------------------------------------------------------------------------------------------------------------------------
                                             644,896      543,330       90.4%       85.5%        267,469               6
====================================================================================================================================
Anastasia Plaza                              102,342      102,342      97.65%       91.3%         48,555            Publix
Aventura                                     102,876      102,876      94.95%       89.5%         35,908            Publix
Beneva Village Shops                         141,532      141,532      97.99%       94.9%         42,112            Publix
Berkshire Commons                            106,354      106,354      97.60%       98.6%         65,537            Publix
Bloomingdale Square                          267,935      267,935      99.62%       99.6%         39,795            Publix
Bolton Plaza                                 172,938      172,938      96.53%       94.3%              -               --
Boynton Lakes Plaza                          130,924      130,924      98.39%      100.0%         56,000           Winn-Dixie
Carriage Gate                                 76,833       76,833      87.56%       95.6%              -               --
Center of Seven Springs                      162,580            -      37.84%        0.0%              -               --
Chasewood Plaza                              141,178      155,603      91.56%       96.6%         54,420            Publix
Chasewood Storage                             42,810            -     100.00%        0.0%              -               --
Courtyard, The                               137,256      137,256     100.00%      100.0%         62,771          Albertson's
East Port Plaza                              235,842      235,842      55.34%       56.3%         42,112            Publix
East Towne Shopping Center                    69,841       69,841      64.20%       78.2%         44,840            Publix
Fleming Island Shopping Ctr                  136,662      136,662      95.89%       98.3%         47,955            Publix
Garden Square Shopping Ctr                    90,258       90,258      98.59%       97.5%         42,112            Publix
Grande Oaks                                   78,784       78,784      93.15%      100.0%         54,379            Publix
Highlands Square Shopping Ctr                272,554      262,194      88.77%       98.8%         84,314       Publix/Winn-Dixie
John's Creek Shopping Center                       -       90,041        NA         49.8%         44,840            Publix
Julington Village                             81,821       81,821     100.00%      100.0%         51,420            Publix
Kings Crossing - Sun City                     75,020       75,020      96.80%      100.0%         51,420            Publix
Lynn Haven                                    63,871       63,871      93.42%      100.0%         44,271            Publix
Mainstreet Square Shopping Ctr               107,134      107,134      90.52%       87.7%         56,000          Winn-Dixie
Mariner's Village Shopping Ctr               117,690       33,440      78.96%       96.4%         45,500          Winn-Dixie
Market Place - St. Petersburg                 90,296       90,296      97.64%       98.8%         36,464            Publix
Martin Downs Village Center                  121,946      121,946      96.72%      100.0%              -               --
Martin Downs Village Shoppes                  49,773       49,773      92.31%       86.3%              -               --
Millhopper Shopping Center                    84,065       84,065     100.00%       98.5%         37,244            Publix
Newberry Square                              180,524      180,524      99.42%       96.5%         39,795            Publix
Ocala Corners                                 86,772       86,772     100.00%      100.0%         61,171            Publix
Ocean Breeze Plaza                           108,209      108,209      84.66%       83.6%         36,464            Publix
Old St. Augustine Plaza                      175,459      175,459      95.13%       99.4%         51,832            Publix
Palm Harbour Shopping Ctr                    172,758      172,758      99.24%       99.7%         45,254            Publix
Palm Trails Plaza                             76,067       76,067      97.57%      100.0%         59,562          Winn-Dixie

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
Peachland Promenade                                FL        Punta Gorda         Southeast     1991      1995
Pebblebrooke Plaza                      JV-M       FL          Naples            Southeast     2000      2000
Pine Tree Plaza                                    FL       Jacksonville         Southeast     1999      1997
Regency Court                                      FL       Jacksonville         Southeast     1992      1997
Regency Square at Brandon                          FL           Tampa            Southeast     1986      1993
Regency Village                         JV-O       FL          Orlando           Southeast     2002      2000
Shoppes at 104                          JV-M       FL           Miami            Southeast     1990      1998
Shops of San Marco                      JV-O       FL      West Palm Beach       Southeast     2002      2002
Starke (US 301 & SR 100)                           FL       Jacksonville         Southeast     2000      2000
Tequesta Shoppes                                   FL      West Palm Beach       Southeast     1986      1996
Terrace Walk                                       FL           Tampa            Southeast     1990      1993
Town Center at Martin Downs                        FL        Fort Pierce         Southeast     1996      1996
Town Square                                        FL           Tampa            Southeast     1999      1997
University Collection                              FL           Tampa            Southeast     1984      1996
University Marketplace                             FL           Miami            Southeast     1990      1993
Village Center 6 -Tampa                            FL           Tampa            Southeast     1993      1995
Vineyard Shopping Center                           FL        Tallahassee         Southeast     2002      2001
Welleby Plaza                                      FL      Fort Lauderdale       Southeast     1982      1996
Wellington Town Square                             FL      West Palm Beach       Southeast     1982      1996
Willa Springs                                      FL          Orlando           Southeast     2000      2000
----------------------------------------------------------------------------------------------------------------------
                                                   FL
======================================================================================================================

Ashford Place                                      GA          Atlanta           Southeast     1993      1997
Briarcliff LaVista Shopping Ctr                    GA          Atlanta           Southeast     1962      1997
Briarcliff Village                                 GA          Atlanta           Southeast     1990      1997
Buckhead Court                                     GA          Atlanta           Southeast     1984      1997
Cambridge Square Shopping Ctr                      GA          Atlanta           Southeast     1979      1996
Cromwell Square                                    GA          Atlanta           Southeast     1990      1997
Cumming 400                                        GA          Atlanta           Southeast     1994      1997
Delk Spectrum                                      GA          Atlanta           Southeast     1991      1998
Dunwoody Hall                                      GA          Atlanta           Southeast     1986      1997
Dunwoody Village                                   GA          Atlanta           Southeast     1975      1997
Killian Hill Market                     JV-M       GA          Atlanta           Southeast     2000      2000
LaGrange Marketplace                               GA       Augusta-Aiken        Southeast     1989      1993
Loehmann's Plaza Georgia                           GA          Atlanta           Southeast     1986      1997
Lovejoy Station                         JV-M       GA          Atlanta           Southeast     1995      1997
Memorial Bend                                      GA          Atlanta           Southeast     1995      1997
Orchard Square                          JV-M       GA          Atlanta           Southeast     1987      1995
Paces Ferry Plaza                                  GA          Atlanta           Southeast     1987      1997
Parkway Station                                    GA           Macon            Southeast     1983      1996
Powers Ferry Square                                GA          Atlanta           Southeast     1987      1997
Powers Ferry Village                               GA          Atlanta           Southeast     1994      1997

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Peachland Promenade                           82,082       82,082      96.93%       94.1%         48,890            Publix
Pebblebrooke Plaza                            76,767       76,767     100.00%      100.0%         61,166            Publix
Pine Tree Plaza                               60,787       60,787     100.00%      100.0%         37,866            Publix
Regency Court                                218,648      218,649      79.45%       99.4%              -               --
Regency Square at Brandon                    349,848      349,848      98.18%       95.5%              -               --
Regency Village                               83,170       83,170      87.49%       87.5%         54,379            Publix
Shoppes at 104                               108,190      108,192      98.62%       98.7%         46,368          Winn-Dixie
Shops of San Marco                            91,538       91,537      58.63%      100.0%         44,271            Publix
Starke (US 301 & SR 100)                      12,738       12,738     100.00%      100.0%              -               --
Tequesta Shoppes                             109,937            -      88.83%        0.0%              -               --
Terrace Walk                                  50,936            -      90.23%        0.0%              -               --
Town Center at Martin Downs                   64,546       64,546     100.00%      100.0%         56,146            Publix
Town Square                                   44,679       44,679      99.32%       97.5%              -               --
University Collection                        106,899      106,899      96.21%       95.3%         40,143         Kash N Karry
University Marketplace                       129,121      129,121      85.75%       93.3%         63,139         Albertson's
Village Center 6 -Tampa                      181,110      181,110      98.43%       98.5%         36,434            Publix
Vineyard Shopping Center                      62,821       62,821      81.61%       83.8%         44,271            Publix
Welleby Plaza                                109,949      109,949      95.44%       98.9%         46,779            Publix
Wellington Town Square                       105,150      105,150      98.94%       94.2%         36,464            Publix
Willa Springs                                 83,730       89,930     100.00%      100.0%         44,271            Publix
------------------------------------------------------------------------------------------------------------------------------------
                                           6,193,550    5,943,345       90.9%       94.3%      2,042,634               42
====================================================================================================================================

Ashford Place                                 53,450       53,450      98.57%       98.6%              -               --
Briarcliff LaVista Shopping Ctr               39,203       39,203      89.57%      100.0%              -               --
Briarcliff Village                           187,156      187,156      99.77%       98.5%         43,454            Publix
Buckhead Court                                55,229       55,235      90.47%       81.2%              -               --
Cambridge Square Shopping Ctr                 77,629       71,475      92.36%       99.0%         40,852            Kroger
Cromwell Square                               70,282       70,282      95.09%      100.0%              -               --
Cumming 400                                  126,900      126,900      97.01%       95.9%         56,146            Publix
Delk Spectrum                                100,880      100,539     100.00%      100.0%         45,044            Publix
Dunwoody Hall                                 89,511       89,351      98.37%      100.0%         44,271            Publix
Dunwoody Village                             120,597      120,597      88.66%       92.0%         18,400         Fresh Market
Killian Hill Market                          113,227      113,216      78.35%       97.5%        54,340             Publix
LaGrange Marketplace                          76,327            -      90.30%        0.0%              -               --
Loehmann's Plaza Georgia                     137,601      137,601      92.18%       95.4%              -               --
Lovejoy Station                               77,336            -     100.00%        0.0%              -               --
Memorial Bend                                177,283      177,283      93.41%       95.5%         56,146            Publix
Orchard Square                                93,222       93,222      96.14%       94.9%         44,271            Publix
Paces Ferry Plaza                             61,696       61,696     100.00%      100.0%              -               --
Parkway Station                               94,290            -      83.04%        0.0%              -               --
Powers Ferry Square                           97,704       97,705      89.49%       91.6%              -               --
Powers Ferry Village                          78,995       78,996      99.87%       99.9%         47,955            Publix

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
Rivermont Station                                  GA          Atlanta            Southeast    1996      1997
Roswell Village                         JV-C       GA          Atlanta            Southeast    1997      1997
Russell Ridge                                      GA          Atlanta            Southeast    1995      1994
Sandy Plains Village I & II                        GA          Atlanta            Southeast    1992      1996
-----------------------------------------------------------------------------------------------------------------------
                                                   GA
=======================================================================================================================
Bent Tree Plaza                         JV-M       NC          Raleigh            Southeast    1994      1998
Carmel Commons                                     NC         Charlotte           Southeast    1979      1997
Garner Towne Square                                NC          Raleigh            Southeast    1998      1998
Glenwood Village                                   NC          Raleigh            Southeast    1983      1997
Kernersville Marketplace SC                        NC        Greensboro           Southeast    1997      1998
Lake Pine Plaza                                    NC          Raleigh            Southeast    1997      1998
Maynard Crossing Shopping Ctr                      NC          Raleigh            Southeast    1997      1998
Oakley Plaza                            JV-M       NC         Asheville           Southeast    1988      1997
Sedgefield Village                                 NC        Greensboro           Southeast    2000      2000
Southpoint Crossing                                NC          Raleigh            Southeast    1998      1998
Union Square Shopping Center                       NC         Charlotte           Southeast    1989      1996
Woodcroft Shopping Center                          NC          Raleigh            Southeast    1984      1996
-----------------------------------------------------------------------------------------------------------------------
                                                   NC
=======================================================================================================================
Merchants Village                       JV-M       SC        Charleston           Southeast    1997      1997
Murray Landing                                     SC         Columbia            Southeast    2003      2002
Pelham Commons                                     SC        Greenville           Southeast    2003      2002
Queensborough Shopping Ctr              JV-O       SC        Charleston           Southeast    1993      1998
Rosewood Shopping Center                JV-M       SC         Columbia            Southeast    2001      2001
-----------------------------------------------------------------------------------------------------------------------
                                                   SC
=======================================================================================================================
Dickson (Hwy 46 & 70)                              TN           None              Southeast    1998      1998
Harpeth Village                                    TN         Nashville           Southeast    1998      1997
Nashboro Village                                   TN         Nashville           Southeast    1998      1998
Northlake Village                                  TN         Nashville           Southeast    1988      2000
Peartree Village                                   TN         Nashville           Southeast    1997      1997
West End Avenue                                    TN         Nashville           Southeast    1998      1998
-----------------------------------------------------------------------------------------------------------------------
                                                   TN
-----------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                   Southeast
=======================================================================================================================
                   Southwest Region
                   ----------------
Anthem Marketplace                                 AZ          Phoenix            Southwest    2000      2003
Anthem, The Shops                                  AZ          Phoenix            Southwest    2000      2003
Carefree Marketplace                               AZ          Phoenix            Southwest    2000      2000
Palm Valley Marketplace                 JV-C       AZ          Phoenix            Southwest    1999      2001
Paseo Village                                      AZ          Phoenix            Southwest    1998      1999
Pima Crossing                                      AZ          Phoenix            Southwest    1996      1999
Stonebridge Center                                 AZ          Phoenix            Southwest    2000      2000
The Provinces Shopping Ctr                         AZ          Phoenix            Southwest    2000      2000
-----------------------------------------------------------------------------------------------------------------------
                                                   AZ
=======================================================================================================================

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Rivermont Station                             90,267       90,267     100.00%      100.0%         58,261            Kroger
Roswell Village                              145,334      145,334      79.80%       83.7%         37,888            Publix
Russell Ridge                                 98,558       98,558     100.00%      100.0%         63,296            Kroger
Sandy Plains Village I & II                  175,035                   91.92%        0.0%              -               --
------------------------------------------------------------------------------------------------------------------------------------
                                           2,437,712    2,008,066       93.2%       95.8%        610,324               13
====================================================================================================================================
Bent Tree Plaza                               79,503       79,503     100.00%      100.0%         54,153            Kroger
Carmel Commons                               132,651      132,651      98.04%       93.2%         14,300         Fresh Market
Garner Towne Square                          221,576      221,776     100.00%      100.0%         57,590            Kroger
Glenwood Village                              42,864       42,864      86.24%       89.7%         27,764         Harris Teeter
Kernersville Marketplace SC                   72,590       72,590      97.93%      100.0%         57,590         Harris Teeter
Lake Pine Plaza                               87,691       87,691     100.00%      100.0%         57,590            Kroger
Maynard Crossing Shopping Ctr                122,814      122,832      97.84%      100.0%         55,973            Kroger
Oakley Plaza                                 118,728            -      98.48%        0.0%              -               --
Sedgefield Village                            56,630            -      76.87%        0.0%              -               --
Southpoint Crossing                          103,128      103,128     100.00%      100.0%         59,160            Kroger
Union Square Shopping Center                  97,191       97,191     100.00%      100.0%         33,000         Harris Teeter
Woodcroft Shopping Center                     89,835       89,835      98.40%      100.0%         40,832          Food Lion
------------------------------------------------------------------------------------------------------------------------------------
                                           1,225,201    1,050,061       97.6%       98.7%        457,952               10
====================================================================================================================================
Merchants Village                             79,724       79,724     100.00%      100.0%         37,888            Publix
Murray Landing                                64,041       64,441      76.58%       91.3%         44,840            Publix
Pelham Commons                                76,271       76,541      58.04%       90.6%         44,271            Publix
Queensborough Shopping Ctr                    82,333       82,333     100.00%      100.0%         65,796            Publix
Rosewood Shopping Center                      36,887       36,887      95.12%       95.1%         27,887            Publix
------------------------------------------------------------------------------------------------------------------------------------
                                             339,256      339,926       85.6%       95.7%        220,682               5
====================================================================================================================================
Dickson (Hwy 46 & 70)                         10,908       10,908     100.00%      100.0%              -               --
Harpeth Village                               70,091       70,091     100.00%      100.0%         55,377            Publix
Nashboro Village                              86,811       86,811      96.77%       95.2%         61,224            Kroger
Northlake Village                            151,629      151,629      88.07%       92.5%         64,537            Kroger
Peartree Village                             114,795      114,795     100.00%      100.0%         65,538          Harris Teeter
West End Avenue                               10,000       10,000     100.00%      100.0%              -               --
------------------------------------------------------------------------------------------------------------------------------------
                                             444,234      444,234       95.3%       96.5%        246,676               4
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                           11,284,849   10,328,962       92.1%       94.7%      3,845,737               80
====================================================================================================================================
                   Southwest Region
                   ----------------
Anthem Marketplace                                 -      113,292        NA        100.0%         55,256            Safeway
Anthem, The Shops                                  -       35,710        NA         86.9%              -               --
Carefree Marketplace                          24,697            -      89.31%        0.0%              -               --
Palm Valley Marketplace                      107,630      107,629      98.14%       96.3%         55,403            Safeway
Paseo Village                                 92,399       92,399      97.45%       67.2%              -               --
Pima Crossing                                236,539      239,438      99.46%      100.0%              -               --
Stonebridge Center                            30,235       30,236      78.41%       75.9%         55,250            Safeway
The Provinces Shopping Ctr                    34,201       34,202      80.78%       72.8%         55,256            Safeway
------------------------------------------------------------------------------------------------------------------------------------
                                             525,701      652,906       95.9%       91.5%        221,165               4
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
Boulevard Center                                   CO           Denver            Southwest    1986      1999
Buckley Square                                     CO           Denver            Southwest    1978      1999
Centerplace of Greeley                             CO           Greeley           Southwest    2003      2002
Cheyenne Meadows Center                 JV-M       CO      Colorado Springs       Southwest    1998      1998
Crossroads Commons                      JV-C       CO           Boulder           Southwest    1986      2001
Hilltop Village                                    CO           Denver            Southwest    2003      2002
Monument Jackson Creek Crossing                    CO      Colorado Springs       Southwest    1999      1998
Leetsdale Marketplace                              CO           Denver            Southwest    1993      1999
Littleton Square                                   CO           Denver            Southwest    1997      1999
Lloyd King Center                                  CO           Denver            Southwest    1998      1998
New Windsor Marketplace                            CO           Greeley           Southwest    2003      2002
Redlands Marketplace                               CO       Grand Junction        Southwest    1999      1999
Stroh Ranch Center                                 CO           Denver            Southwest    1998      1998
Willow Creek Center                     JV-C       CO           Denver            Southwest    1985      2001
Woodmen Plaza                                      CO      Colorado Springs       Southwest    1998      1998
-----------------------------------------------------------------------------------------------------------------------
                                                   CO
=======================================================================================================================
Addison Town Center                     JV-C       TX           Dallas            Southwest    1993      2003
Alden Bridge                                       TX           Houston           Southwest    1998      2002
Arapaho Village                                    TX           Dallas            Southwest    1997      1999
Atascocita Center                                  TX           Houston           Southwest    2003      2002
Bethany Park Place Shopping Ctr                    TX           Dallas            Southwest    1998      1998
Casa Linda Plaza                                   TX           Dallas            Southwest    1997      1999
Champion Forest Shopping Ctr                       TX           Houston           Southwest    1983      1999
Cochran's Crossing                                 TX           Houston           Southwest    1994      2002
Coles Center                                       TX           Houston           Southwest    2001      2001
Cooper Street Plaza                                TX         Fort Worth          Southwest    1992      1999
Creekside Plaza                         JV-O       TX         Fort Worth          Southwest    1998      1998
Fort Bend Market                                   TX           Houston           Southwest    2000      2000
Hancock Center                                     TX           Austin            Southwest    1998      1999
Hebron Parkway Plaza                    JV-M       TX           Dallas            Southwest    1999      1999
Hillcrest Village                                  TX           Dallas            Southwest    1991      1999
Indian Springs Center                   JV-O       TX           Houston           Southwest    2003      2002
Keller Town Center                                 TX         Fort Worth          Southwest    1999      1999
Kleinwood Center                                   TX           Houston           Southwest    2003      2002
Lebanon/Legacy Center                              TX           Dallas            Southwest    2002      2000
MacArthur Park - Phase 2                JV-C       TX           Dallas            Southwest    1999      1999
Main Street Center                                 TX           Dallas            Southwest    2002      2002
Market at Preston Forest, The                      TX           Dallas            Southwest    1990      1999
Market at Round Rock, The                          TX           Austin            Southwest    1987      1999
Matlock Center                                     TX           Dallas            Southwest    2000      2000
Mills Pointe                                       TX           Dallas            Southwest    1986      1999
Mockingbird Commons                                TX           Dallas            Southwest    1987      1999

                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Boulevard Center                              88,511       88,511      96.27%       92.0%         52,700            Safeway
Buckley Square                               111,146      111,146      94.50%      100.0%         62,400          King Soopers
Centerplace of Greeley                       148,110      246,734      39.22%       81.7%         58,374            Safeway
Cheyenne Meadows Center                       89,893       89,893      94.08%      100.0%         69,913          King Soopers
Crossroads Commons                           144,288      144,288     100.00%      100.0%         40,846          Whole Foods
Hilltop Village                               99,836      100,048      67.26%       84.9%         66,000          King Soopers
Monument Jackson Creek Crossing               85,263       85,263     100.00%      100.0%         69,913          King Soopers
Leetsdale Marketplace                        119,916      119,916     100.00%      100.0%         62,600            Safeway
Littleton Square                              94,257       94,257      97.69%      100.0%         49,751          King Soopers
Lloyd King Center                             83,326       83,326      98.37%      100.0%         61,040          King Soopers
New Windsor Marketplace                       94,950       95,877      69.04%       76.1%         66,507          King Soopers
Redlands Marketplace                          14,659            -      80.70%        0.0%              -               --
Stroh Ranch Center                            93,436       93,436      98.50%      100.0%         69,719          King Soopers
Willow Creek Center                          166,421      166,421      98.86%       97.9%         53,294            Safeway
Woodmen Plaza                                104,558      104,558     100.00%      100.0%         69,716          King Soopers
---------------------------------------------------------------------------------------------------------------------------------
                                           1,538,570    1,623,674       88.5%       94.2%        852,773               14
=================================================================================================================================
Addison Town Center                                -      183,983        N A        79.2%         50,540            Kroger
Alden Bridge                                 138,952      138,952     100.00%       96.5%         67,768            Kroger
Arapaho Village                              103,033      103,033      97.96%       82.8%         43,256           Tom Thumb
Atascocita Center                             94,180       94,180      66.55%       77.5%         62,680            Kroger
Bethany Park Place Shopping Ctr               74,067       74,066     100.00%      100.0%         58,374            Kroger
Casa Linda Plaza                             324,639      324,639      83.68%       85.1%         59,561          Albertson's
Champion Forest Shopping Ctr                 115,247      115,247      94.21%       88.6%         56,457         Randall's Food
Cochran's Crossing                           138,192      138,192     100.00%      100.0%         63,449            Kroger
Coles Center                                  42,063            -      88.08%        0.0%              -               --
Cooper Street Plaza                          133,196      133,196     100.00%      100.0%              -               --
Creekside Plaza                               96,816      101,016     100.00%       98.6%         60,932            Kroger
Fort Bend Market                              30,158       30,164      72.15%       76.4%         67,106            Kroger
Hancock Center                               410,438      410,438      91.20%       96.8%         90,217            H.E.B.
Hebron Parkway Plaza                          46,800       46,800      94.95%       88.0%         59,460         Albertson's
Hillcrest Village                             14,530       14,530     100.00%      100.0%              -               --
Indian Springs Center                        135,977      135,756      57.46%       63.8%         79,000            H.E.B.
Keller Town Center                           114,937      114,937      95.09%       96.7%         63,631          Tom Thumb
Kleinwood Center                             152,959      152,906      57.63%       72.5%         78,348            H.E.B.
Lebanon/Legacy Center                         56,802       56,669      31.39%       64.7%         62,804          Albertson's
MacArthur Park - Phase 2                     198,443      198,443     100.00%      100.0%         63,373            Kroger
Main Street Center                            32,680       42,821      18.21%       70.1%         62,322          Albertson's
Market at Preston Forest, The                 90,171       90,171     100.00%      100.0%         50,365           Tom Thumb
Market at Round Rock, The                    123,347      123,046      98.29%       95.8%         63,800          Albertson's
Matlock Center                                40,139       40,068      34.51%       91.8%         42,000            Wal-Mart
Mills Pointe                                 126,186      126,186      92.13%       85.3%         52,688           Tom Thumb
Mockingbird Commons                          121,564      120,321      86.31%       91.1%         48,525           Tom Thumb

------------------------------------------------------------------------------------------------------------------
                                                                                            Yr Const
                                                                                            or Last      Year
           Property Name                 JV      State         MSA            Region         Rnvtn     Acquired
------------------------------------------------------------------------------------------------------------------
North Hills Town Center                            TX           Austin            Southwest    1995      1999
Northview Plaza                                    TX           Dallas            Southwest    1991      1999
Overton Park Plaza                      JV-C       TX         Fort Worth          Southwest    1991      2001
Panther Creek                                      TX           Houston           Southwest    1994      2002
Preston Park Village                               TX           Dallas            Southwest    1985      1999
Prestonbrook Crossing                              TX           Dallas            Southwest    1998      1998
Prestonwood Park                                   TX           Dallas            Southwest    1999      1999
Rockwall                                           TX           Dallas            Southwest    2004      2002
Shiloh Springs                                     TX           Dallas            Southwest    1998      1998
Signature Plaza                                    TX           Dallas            Southwest    2004      2003
Southlake - Village Center              JV-O       TX         Fort Worth          Southwest    1998      1998
Southpark                                          TX            Tyler            Southwest    1997      1999
Spring West Center                                 TX           Houston           Southwest    2004      2003
Sterling Ridge                                     TX           Houston           Southwest    2000      2002
Sweetwater Plaza                        JV-C       TX           Houston           Southwest    2000      2001
Trophy Club                                        TX         Fort Worth          Southwest    1999      1999
Valley Ranch Centre                                TX           Dallas            Southwest    1997      1999
-----------------------------------------------------------------------------------------------------------------------
                                                   TX
-----------------------------------------------------------------------------------------------------------------------
Regional Totals                                                                   Southwest
=======================================================================================================================



-----------------------------------------------------------------------------------------------------------------------
Regency Centers Total
=======================================================================================================================


                                               Company Owned GLA           % Leased
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Grocery
           Property Name                      Dec-02      Dec '03      Dec-02      Dec '03      Anchor GLA        Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
North Hills Town Center                      144,019      144,019      98.89%      100.0%         60,465             H.E.B.
Northview Plaza                              116,016      116,016      91.10%       90.3%         58,890            Kroger
Overton Park Plaza                           350,856                   99.10%        0.0%              -               --
Panther Creek                                164,080      165,660      95.10%       93.4%         65,800        Randall's Food
Preston Park Village                         273,396      273,396      78.55%       78.2%         52,688           Tom Thumb
Prestonbrook Crossing                         91,274       91,274      96.86%      100.0%         63,373            Kroger
Prestonwood Park                             101,024      101,024      85.86%       88.4%         62,322          Albertson's
Rockwall                                      65,644       65,644       0.00%        0.0%         57,017           Tom Thumb
Shiloh Springs                               110,040      110,040     100.00%       93.6%         60,932            Kroger
Signature Plaza                                    -       28,795        NA          0.0%         61,962            Kroger
Southlake - Village Center                   118,092      118,092      96.95%       96.4%         60,932            Kroger
Southpark                                    146,758      147,088      94.44%       98.0%         54,980          Albertson's
Spring West Center                                 -      128,796        NA         72.9%        109,121            H.E.B.
Sterling Ridge                               128,643      128,643     100.00%      100.0%         63,373            Kroger
Sweetwater Plaza                             134,045      134,045      92.67%      100.0%         65,241            Kroger
Trophy Club                                  106,607      106,607      83.80%       85.3%         63,654           Tom Thumb
Valley Ranch Centre                          117,187      117,187      88.97%       86.7%         55,750           Tom Thumb
------------------------------------------------------------------------------------------------------------------------------------
                                           5,123,197    5,086,086       88.1%       88.1%      2,423,156               39
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                            7,187,468    7,362,666       88.8%       89.8%      3,497,094               57
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
Regency Centers Total                     29,482,626   30,347,744       91.5%       92.2%     12,126,869              228
====================================================================================================================================



                                  JV-C:      Joint Venture with Columbia (Oregon Public Employees Retirement Fund)
                                  JV-M:      Joint Venture with Macquarie Country-Wide U.S.
                                 JV-MD:      Joint Venture with Macquarie Direct Property U.S.
                                  JV-O:      Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS
December 31, 2003
--------------------------------------------------------------------------------

                                                                                             % of Pro-Rata                  # if
                                                                              Pro-Rata        Annualized                   Leased
                                                             % to Company  Annualized Base     Company      Total # of    Stores in
                     Tenant                  Tenant GLA*      Owned GLA*      Rent            Base Rent*   Leased Stores    JV
====================================================================================================================================
Kroger                                        3,537,464         11.7%        25,237,925         8.19%           59          15
Publix                                        2,453,698          8.1%        15,750,025         5.11%           53          17
Safeway                                       1,859,823          6.1%        14,890,904         4.83%           38           6
Albertsons                                     907,579           3.0%         7,234,838         2.35%           17           3
Blockbuster                                    377,768           1.2%         6,464,705         2.10%           67           9
H.E.B. Grocery                                 417,151           1.4%         4,497,612         1.46%            5           1
Kohl's Department Store                        266,621           0.9%         3,079,752         1.00%            3           0
Harris Teeter                                  244,499           0.8%         2,914,612         0.95%            5           0
Winn Dixie                                     427,138           1.4%         2,830,716         0.92%            8           2
Walgreens                                      239,776           0.8%         2,710,122         0.88%           17           2
Washington Mutual Bank                         121,072           0.4%         2,518,022         0.82%           32           6
Shoppers Food Warehouse / Supervalu            183,364           0.6%         2,252,476         0.73%            3           1
Hallmark                                       177,996           0.6%         2,207,533         0.72%           41           8
Starbucks                                       81,337           0.3%         1,802,265         0.58%           53          14
Long's Drugs                                   235,620           0.8%         1,774,785         0.58%           10           3
Hollywood Video                                101,018           0.3%         1,771,981         0.57%           16           3
Circuit City                                   116,860           0.4%         1,764,956         0.57%            4           0
Eckerd (JC Penney)                             179,758           0.6%         1,743,619         0.57%           19           4
The UPS Store                                  112,496           0.4%         1,724,476         0.56%           79          21
Subway                                          85,764           0.3%         1,684,041         0.55%           69          13
Target                                         240,086           0.8%         1,589,996         0.52%            2           0
Petco                                          131,791           0.4%         1,570,386         0.51%           10           3



                                                                        # of Tenant-         Total # of Stores (including
GLA owned & occupied by the anchor not included above:                  Owned Stores                  Tenant-Owned)
-----------------------------------------------------                   ----------------------------------------------------
Albertsons                                439,518                           7                            24
Safeway                                   481,523                           9                            47
Kroger                                    124,642                           2                            61
Target                                    890,494                           7                             9
Wal-Mart                                   42,000                           1                             4
                                    --------------
                                        1,978,177
                                    ==============


* GLA includes 100% of the GLA in unconsolidated joint ventures.
Annualized Company Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS
--------------------------------------------------------------------------------

The following table sets forth, for all leases in place as of December 31, 2003 a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

                                          Percent of    Pro-Rata In-Place     Percent of
                                            Total         Minimum Rent          Total               In-Place Minimum Rent
     Lease                                 Company       Under Expiring        Minimum              Under Expiring Leases--
Expiration Year     Expiring GLA            GLA             Leases*            Rent**                      at 100%
================================================================================================  ==================================

     (1)              322,042               1.2%            3,880,966            1.3%                     4 ,408,426
    2004             1,625,183              6.2%           24,355,651            8.4%                     27,588,822
    2005             2,263,752              8.6%           31,345,630           10.8%                     35,651,445
    2006             2,783,551             10.5%           36,727,598           12.6%                     41,361,041
    2007             2,893,652             11.0%           36,032,344           12.4%                     42,486,275
    2008             2,763,394             10.5%           34,672,055           11.9%                     39,711,024
    2009             1,207,559              4.6%           12,965,696            4.4%                     14,388,664
    2010             1,006,797              3.8%           10,187,595            3.5%                     12,346,577
    2011             1,071,215              4.1%           11,204,815            3.8%                     13,739,461
    2012             1,207,362              4.6%           12,608,744            4.3%                     17,121,003
    2013               782,478              3.0%            9,911,026            3.4%                     12,193,239
                    ============================================================================  ==================================
   10 Year Total    17,926,985             67.9%          223,892,120           76.8%                    260,995,977

Thereafter           8,489,670             32.1%           67,616,745           23.2%                     84,074,264
                    ----------------------------------------------------------------------------  ----------------------------------
                    26,416,655            100.0%          291,508,865          100.0%                    345,070,241


(1) Leases currently under month to month lease or in process of renewal

* GLA includes 100% of the GLA in unconsolidated joint ventures.
Annualized Company minumum rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.


Total rent includes minimum rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE
December 31, 2003
--------------------------------------------------------------------------------

($000s except per share numbers)                                            Annual
                                                        ---------------------------------------------------
                                                             2002A           2003A            2004E
                                                        ----------------------------------------------------
FFO / Share before impairment and preferred
redemption charges (for actuals please see
related press release)                                                                     $3.17 - $3.27
  Impairment charges
  Preferred unit redemption charges                                                           $0.07
FFO / Share (for actuals please see related
press release)                                                                             $3.10 - $3.20

Operating Portfolio
  Occupancy                                                  94.8%           95.4%            95.0%
  Same store growth                                          3.0%            2.7%          2.0% - 2.5%
  Rental growth                                              10.8%           9.5%            4% - 6%
  Recovery rate                                              79.0%           80.0%           78% -82%
  Percentage rent                                           $5,443          $4,597       $3,500 - $4,500

Investment Activity
  Acquisitions - 100% REG owned                            $106,704         $75,427             $0
  Acquisition cap rate                                       8.5%            8.3%              n/a

  JV Acquisitions (gross $)                                $246,773        $271,945          $150,000
  JV Acquisition cap rate                                    9.0%            8.2%           8% - 8.5%
  REG % Ownership                                             23%             24%              23%

  Dispositions - op. properties (100% REG owned)           $258,023        $157,971          $100,000
  Dispositions cap rate                                      9.5%            8.8%              9.0%

  Development starts                                       $335,505        $300,300          $300,000
  Development stabilizations - net                                                           $250,000 -
    development costs                                      $287,049        $194,220           $275,000
  NOI yield on net dev. Costs                                10.4%           10.4%          10% - 10.5%
  Development stabilizations - total                                                         $265,000 -
    costs after out parcel allocation                      $310,206        $212,800           $275,000
  NOI yield on total costs after                             9.6%            9.5%           9.5% - 10%
    out parcel allocation
  Out parcel sales gains                                    $6,202          $11,771      $9,500 - $13,500
  Third party fees and commissions                          $4,617          $6,419       $7,500 - $8,500

Financing Assumptions
  Projected development funding (in process
    properties only)
  Debt / total assets before depreciation                    40.3%           42.9%             <43%
  Unsecured/secured debt offerings                         $250,000                          $150,000
  --  interest rate                                          6.75%                            5.60%
  Capitalized interest/gross interest                        13.8%           13.4%          15% - 20%
  Capitalized interest                                      $13,754         $13,106


Net Asset Valuation Guidance                                                 4Q03
  Expansion land and out parcels available
  -- estimated market value                                                 $30,130
  NOI from CIP properties                                                   $2,935
  Straight-line rent receivable                                             $21,283

                                                                                   Quarterly
                                                       ----------------------------------------------------------------------------
                                                          1Q03A         2Q03A           3Q03A           4Q03A           1Q04E
                                                       ----------------------------------------------------------------------------
FFO / Share before impairment and preferred
redemption charges (for actuals please see
related press release)                                                                                               $0.62 - $0.67
  Impairment charges
  Preferred unit redemption charges
FFO / Share (for actuals please see related
press release)                                                                                                       $0.62 - $0.67

Operating Portfolio
  Occupancy                                               94.9%          95.3%           95.3%           95.4%
  Same store growth                                       1.6%           3.2%            3.0%            3.1%
  Rental growth                                           9.7%           9.0%            11.2%           8.3%
  Recovery rate                                           80.7%          77.6%           85.4%           76.3%
  Percentage rent                                         $310           $453            $737           $3,097

Investment Activity
  Acquisitions - 100% REG owned                          $15,827        $19,700           $0            $39,900
  Acquisition cap rate                                    8.7%           8.9%             n/a            7.9%

  JV Acquisitions (gross $)                                $0           $76,475        $103,324         $92,146
  JV Acquisition cap rate                                  n/a           8.6%            7.6%            8.6%
  REG % Ownership                                          n/a            24%             25%             24%

  Dispositions - op. properties (100% REG owned)         $9,165         $18,000         $18,671        $112,135
  Dispositions cap rate                                   7.9%           8.9%            9.3%            8.7%

  Development starts                                     $13,300        $20,300         $71,700        $195,000
  Development stabilizations - net
    development costs                                    $75,600        $11,900         $40,100         $66,620
  NOI yield on net dev. Costs                             10.2%          9.4%            9.9%            11.2%
  Development stabilizations - total
    costs after out parcel allocation                    $8500          $12,400         $42,600         $72,000
  NOI yield on total costs after                          9.0%           9.0%            9.4%            10.4%
    out parcel allocation
  Out parcel sales gains                                 $2,483          $779           $1,153          $7,356
  Third party fees and commissions                       $1,561         $1,884          $1,561          $1,413

Financing Assumptions
  Projected development funding (in process
    properties only)
  Debt / total assets before depreciation                 43.1%          44.8%           43.7%           42.9%
  Unsecured/secured debt offerings
  --  interest rate
  Capitalized interest/gross interest                     11.6%          14.0%           14.5%           13.5%
  Capitalized interest                                   $2,785         $3,408          $3,586          $3,328


Net Asset Valuation Guidance
  Expansion land and out parcels available
  -- estimated market value
  NOI from CIP properties
  Straight-line rent receivable


In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules. During the quarter, Regency's corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME
--------------------------------------------------------------------------------
All numbers are per share except weighted average shares


                                                                           Three Months Ended                    Full Year 2004
                                                                           ------------------                    --------------
                                                                             March 31, 2004
                                                                             --------------

Funds From Operations Guidance:
------------------------------

  Net income for common stockholders                                       $0.36         $0.41             $2.18             $2.28
   Add (Less):
    Depreciation expense and Amortization                                  $0.26         $0.26             $1.04             $1.04
    Loss (gain) on sale of operating properties                            $0.00         $0.00            ($0.13)           ($0.13)
                                                                      -------------------------        ----------------------------

                 Funds from Operations                                     $0.62         $0.67             $3.10             $3.20
                                                                      =========================        ============================

                 Weighted Average Shares (000's)                          62,056                          62,118





Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company's taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.





                                       32